Sub-Item 77Q1: Exhibit (a)

FEDERATED EQUITY FUNDS
Amendment No. 32
to the
RESTATED AND AMENDED
DECLARATION OF TRUST
dated August 15, 1995


This Declaration of Trust
is amended as follows:

A.	Strike the first
paragraph of Section 5 of
Article III from the Declaration
of Trust and substitute in
its place the following:

"Section 5.  Establishment
and Designation of Series or Class.
 Without limiting the authority of
the Trustees set forth in
Article XII, Section 8, inter
 alia, to establish and
designate any additional
Series or Class or to modify
the rights and preferences of
any existing Series or Class,
 the Series
and Classes of the Trust are
established and designated as:

Federated Capital Appreciation
Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic
 Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap
 Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap
Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth
Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
Amendment to the Declaration of
Trust, as adopted by the Board of
 Trustees at a meeting on the 15th
day of August, 2008, to become
effective on August 21, 2008.

	WITNESS the due execution
hereof this 15th day of August, 2008.



/s/ John F. Donahue	/s/
Charles F. Mansfield, Jr.
John F. Donahue	Charles F.
Mansfield, Jr.

/s/ Thomas G. Bigley
/s/ John E. Murray, Jr.
Thomas G. Bigley	John E. Murray, Jr.

/s/ John T. Conroy, Jr.
/s/ R. James Nicholson
John T. Conroy, Jr.
R. James Nicholson

/s/ Nicholas P. Constantakis
/s/ Thomas M. O'Neill
Nicholas P. Constantakis
Thomas M. O'Neill

/s/ John F. Cunningham
/s/ Marjorie P.Smuts
John F. Cunningham
Marjorie P. Smuts

/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Peter E. Madden	/s/ James F.
Will
Peter E. Madden	James. F. Will


Sub-Item 77Q1: Exhibits (e)

EXHIBIT B
to the
Investment Advisory Contract

Federated Clover Mid Value Fund


	For all services rendered
 by Adviser hereunder, the
above-named Fund of the
Federated Equity Funds
shall pay to Adviser and
Adviser
agrees to accept as full
compensation for all
services rendered hereunder,
an annual
investment advisory
fee equal to 0.75% of the
average daily net assets of the Fund.


	The portion of the
fee based upon the average
daily net assets of the Fund
shall be accrued daily at the
rate
of 1/365th of 0.75 of 1%
applied to the daily net assets
of the Fund.

	The advisory fee so
accrued shall be paid to Adviser
daily.

	Witness the due execution
hereof this 1st day of December, 2008.


Federated Equity Funds


By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President


Federated Global Investment
 Management Corp.


By:  /s/John B. Fisher
Name:  John B. Fisher
Title:  President & CEO




EXHIBIT C
to the
Investment Advisory Contract

Federated Clover Small Value Fund


	For all services rendered
 by Adviser hereunder, the
above-named Fund of the Federated
 Equity Funds
shall pay to Adviser and Adviser
agrees to accept as full
compensation for all services
rendered hereunder, an annual
investment advisory fee
equal to 0.90% of the average
 daily net assets of the Fund.



	The portion of the fee
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate
of 1/365th of 0.90 of 1% applied
to the daily net assets of the Fund.

	The advisory fee so
accrued shall be paid to Adviser
daily.

	Witness the due execution
hereof this 1st day of December,
2008.


Federated Equity Funds


By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President


Federated Global Investment
Management Corp.


By:  /s/John B. Fisher
Name:  John B. Fisher
Title:  President & CEO



EXHIBIT D
to the
Investment Advisory Contract

Federated Clover Value Fund


	For all services
rendered by Adviser hereunder,
the above-named Fund of the
Federated Equity Funds
shall pay to Adviser and
Adviser agrees to accept
as full compensation for
all services rendered hereunder,
an annual
investment advisory fee
equal to 0.75% of the average
daily net assets of the Fund.


	The portion of the fee
 based upon the average daily
net assets of the Fund shall be
accrued daily at the rate
of 1/365th of 0.75 of 1% applied
to the daily net assets of the Fund.

	The advisory fee so
accrued shall be paid to
Adviser daily.

	Witness the due
execution hereof this 1st day of
 December, 2008.


Federated Equity Funds


By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President


Federated Global Investment
Management Corp.


By:  /s/John B. Fisher
Name:  John B. Fisher
Title:  President & CEO


EXHIBIT D
to the
Investment Advisory Contract

Federated Prudent Bear Fund

	For all services
rendered by Adviser hereunder,
 the above-named Fund of the
Federated Equity Funds shall
pay to Adviser and Adviser
agrees to accept as full
compensation for all services
 rendered hereunder, an annual
investment advisory fee
equal to 1.25% of the
average daily net assets
of the Fund.

	The portion of
the fee based upon the
average daily net assets
of the Fund shall be
accrued daily at the rate
of 1/365th of 1.25%
applied to the daily net
assets of the Fund.

	The advisory fee
so accrued shall be paid
 to Adviser daily.

	Witness the due
execution hereof this 1st
day of September, 2008.

FEDERATED EQUITY FUNDS



By:  /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title:  President


FEDERATED EQUITY MANAGEMENT
COMPANY OF PENNSYLVANIA



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President and CEO


Sub-Item 77Q1: Exhibit (g)
FEDERATED EQUITY FUNDS
Federated Technology Fund

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD MARCH 5, 2008


TO SHAREHOLDERS OF FEDERATED
TECHNOLOGY FUND, a portfolio
of Federated
Equity Funds.

A special meeting of the
shareholders of Federated
Technology Fund ("Technology Fund")
 will
be held at 5800 Corporate
Drive, Pittsburgh, Pennsylvania
 15237-7000, at 2:00 p.m. (Eastern
time), on
March 5, 2008, for the
following purposes:

1.	To approve or
disapprove a proposed
Agreement and Plan of
Reorganization pursuant to
which Federated MDT Small
Cap Growth Fund ("MDT Fund"),
a portfolio of Federated
MDT Series, would acquire all
of the assets of Technology
Fund in exchange for Class A
Shares, Class B Shares and
Class C Shares of MDT Fund
to be distributed pro rata by
Technology Fund in complete
liquidation and termination
of Technology Fund; and

2.	To transact such
other business as may
properly come before the
special meeting or any
adjournment thereof.

The Board of Trustees has
fixed January 7, 2008 as
 the record date for determination
of shareholders
entitled to vote at the
special meeting.
By Order of the Board of Directors,
/s/ John W. McGonigle
John W. McGonigle
Secretary

January 25, 2008

YOU CAN HELP AVOID THE
NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP
LETTERS TO ENSURE A
QUORUM BY PROMPTLY SIGNING
AND RETURNING THE
ENCLOSED PROXY CARD.
IF YOU ARE UNABLE TO
ATTEND THE MEETING, PLEASE
MARK, SIGN, DATE AND
RETURN THE ENCLOSED
PROXY CARD SO THAT THE
NECESSARY QUORUM MAY
BE REPRESENTED AT THE
SPECIAL MEETING.  THE
ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE
UNITED STATES.


PROSPECTUS/PROXY STATEMENT

January 25, 2008

Acquisition of the assets of

FEDERATED TECHNOLOGY FUND
a portfolio of Federated Equity Funds

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania  15237-7000
Telephone No:  1-800-341-7400

By and in exchange for shares of

FEDERATED MDT SMALL CAP GROWTH FUND
a portfolio of Federated MDT Series

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400


       This Prospectus/Proxy Statement
describes the proposal whereby
Federated Technology Fund
("Technology Fund"), a portfolio
of Federated Equity Funds (the "Trust"), would transfer all of its assets to Federated MDT Small Cap Growth
Fund ("MDT Fund"), a portfolio of
Federated MDT Series (the
"MDT Trust") in exchange for
Class A Shares, Class B Shares
and Class C Shares of MDT Fund
(the
"Reorganization"). MDT Fund
shares will be distributed pro
rata by Technology Fund to its
shareholders
in complete liquidation and
 dissolution of Technology
Fund. As a result of the Reorganization, each owner of Technology Fund's Class
A Shares, Class B Shares and Class
C Shares will become the owner
of Class A Shares, Class B Shares
and Class C Shares of MDT Fund,
having a total net asset value
("NAV") equal to the total NAV
of his or her holdings in
Technology Fund on the date
of the
Reorganization (the "Closing Date").
	The Board of Trustees
(the "Board")
of the Trust has determined that a
reorganization of Technology Fund
into MDT Fund is in the best
interest of Technology Fund
and its shareholders and is
recommending that
shareholders of Technology
Fund approve the Reorganization.
	Technology Fund's
investment objective is to
achieve capital appreciation.
Similarly, MDT Fund's
investment objective is to seek
long-term capital appreciation.
Technology Fund and MDT Fund each
uses the
"growth" style of investing,
seeking to select those securities
within its investment universe that
exhibit the most
promising long-term growth potential.
Technology Fund pursues its
investment objective by investing
primarily in companies that rely
extensively on
technology in their products,
services or operations while
MDT Fund pursues its investment
objective by investing
primarily in common stock of
small U.S. companies.  For a
comparison of the investment
policies and objectives of
Technology Fund and MDT Fund
(each a "Fund" and collectively
the "Funds"),
see "Summary -- Comparison of
Investment Objectives, Policies
and Limitations." Information
concerning MDT Fund shares,
as compared to the
shares of Technology Fund, is
included in this Prospectus/
Proxy Statement in the sections
entitled "Summary --
Comparative Fee Tables" and
"Information about the Reorganization
- Description of MDT Fund Shares and
Capitalization."
       The investment adviser
 for Technology Fund is
Federated Equity Management
Company of
Pennsylvania (the "Technology
Adviser") and the investment
adviser for MDT Fund is Federated
MDTA
LLC (the "MDT Adviser").
This Prospectus/Proxy Statement
should be retained for future
reference. It
sets forth concisely the
information about the Funds
that a prospective investor
should know before
investing.  This Prospectus
/Proxy Statement is accompanied
by the Prospectuses for MDT
Fund's Class
A and Class C Shares dated
September 30, 2007 and the
Prospectus for MDT Fund's
Class B Shares
dated December 17, 2007,
each of which is incorporated
herein by reference. Statements
of Additional
Information ("SAIs") dated
September 30, 2007 for Class A
and Class C Shares and dated
December 17,
2007 for Class B Shares, as
well as an SAI dated January
25, 2008 relating to this
Prospectus/Proxy
Statement, all containing
additional information, have
been filed with the Securities
and Exchange
Commission ("SEC") and are
incorporated herein by reference.
 A Prospectus and SAI dated December
31, 2007 for Technology Fund
is also incorporated herein by reference.
 Further information about
Technology Fund's performance
is contained in its Annual Report
dated October 31, 2007 which is
incorporated herein by reference.
 Further information about MDT
Fund's Class A Shares and Class C
Shares performance is contained
in its Annual Report dated July
31, 2007, which is incorporated
herein
by reference.  Since MDT Fund's
Class B Shares is a newly created
share class of MDT Fund, an Annual
Report for Class B Shares is not
 currently available.
       Copies of these materials
 and other information about
Technology Fund and MDT Fund may
be
obtained without charge by
writing to or calling Technology
Fund and/or MDT Fund at the address
 and
telephone number shown on the
previous page.
       THE SECURITIES AND
EXCHANGE COMMISSION HAS NOT
APPROVED OR
DISAPPROVED THESE SECURITIES,
OR PASSED UPON THE ACCURACY OR
ADEQUACY
OF THIS PROSPECTUS/PROXY
STATEMENT. ANY REPRESENTATION
TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

      NO PERSON HAS BEEN
AUTHORIZED TO GIVE ANY
INFORMATION OR
TO MAKE ANY REPRESENTATIONS
OTHER THAN THOSE CONTAINED
IN THIS
PROSPECTUS/PROXY STATEMENT
AND IN THE MATERIALS EXPRESSLY
INCORPORATED HEREIN BY
REFERENCE AND, IF GIVEN
OR MADE, SUCH
OTHER INFORMATION OR
REPRESENTATIONS MUST
NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED
BY THE FUNDS.

      SHARES OF THE FUNDS
ARE NOT DEPOSITS OR OBLIGATIONS OF,
OR
GUARANTEED OR ENDORSED BY,
 ANY BANK.  SHARES OF THE
FUNDS ARE
NOT FEDERALLY INSURED BY,
GUARANTEED BY, OBLIGATIONS
OF, OR
OTHERWISE SUPPORTED BY THE
U.S. GOVERNMENT, THE FEDERAL
DEPOSIT
INSURANCE CORPORATION, THE
FEDERAL RESERVE BOARD OR ANY
OTHER
GOVERNMENTAL AGENCY.
AN INVESTMENT IN THE FUNDS
INVOLVES
INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.


TABLE OF CONTENTS
		Page
Error! No table of contents
entries found.







SUMMARY
This summary is qualified in
 its entirety by reference to
 the additional information
contained elsewhere in this
Prospectus/Proxy Statement,
or incorporated by reference
into this Prospectus/Proxy Statement.
 A copy of the Agreement and Plan of
 Reorganization (the "Plan")
pursuant to which the Reorganization
will be conducted is attached to this
Prospectus/Proxy Statement as Exhibit
A and a copy of
Technology Fund's Management's
Discussion of Fund Performance is
attached to this Prospectus/Proxy
Statement as Exhibit B.  The
Prospectus for MDT Fund's Class A
Shares and Class C Shares or the
Prospectus for MDT Fund's Class B
Shares, as the case may be,
accompanies this Prospectus/Proxy
Statement.

REASONS FOR THE PROPOSED REORGANIZATION
	The Reorganization is being
proposed to shareholders of Technology
 Fund primarily
because, in the opinion of the Technology
Adviser, the long continuing net redemption
activity
in Technology Fund's shares (which has
caused its net assets to decrease to
$58.4 million at
December 31, 2007 from $546.5 million
at December 31, 2000) raises questions
 as to
Technology Fund's long-term viability.
 Technology Fund was initially launched
as the
Federated Communications Technology Fund
("FCTF") in September 1999, with the
strategy of
investing in shares of issuers engaged
in the information technology and
telecommunication
services businesses.  FCTF initially
experienced large inflows of investor
subscriptions, as well
as a high rate of capital appreciation
of its portfolio holdings, and by March
2000 its net assets
exceeded $1 billion.   With the bursting
of the "tech bubble" in March 2000, however, FCTF's performance and assets began a sustained downward trend. In order to reposition
 FCTF for
further growth, on December 31, 2003 the Fund was renamed and its strategy was broadened so that it could focus on the entire technology sector (rather than just communications technology), but the revised strategy has not succeeded in attracting additional investments into Technology
Fund.
	Technology Adviser believes
that Technology Fund shareholders
would benefit from
becoming shareholders of MDT Fund,
whose net assets have, since its
inception in 2005, steadily
increased to $33.9 million at
December 31, 2007.  Like Technology
Fund, MDT Fund seeks to
achieve capital appreciation
by investing primarily in
securities that exhibit promising
long-term
potential ("growth stocks"),
but,
unlike Technology Fund, MDT
Fund is permitted to invest its
assets in a full range of industry
sectors (including a substantial
portion in technology stocks),
thereby providing shareholders
with greater industry sector
diversification within the growth
stock sphere.
	Holders of Class A Shares
and Class C Shares of Technology
Fund will receive in the
Reorganization an equivalent net
asset value of Class A Shares or
Class C shares of MDT Fund,
both existing classes.  In the
Reorganization, holders of Class
 B shares of Technology Fund will
receive an equivalent net asset
value of Class B Shares of MDT Fund,
which is a new share class
of MDT Fund created for the Reorganization.
       The Board has voted to recommend
to holders of shares of Technology Fund
the approval of the
Plan, pursuant to which MDT Fund would
acquire all of the assets of Technology
 Fund in exchange for
Class A Shares, Class B Shares and Class
C Shares of MDT Fund (the "Exchange").
Immediately
following the Exchange, Technology
Fund will distribute the Class A Shares,
 Class B Shares and Class C
Shares of MDT Fund received in the
Exchange pro rata to holders of its
Class A Shares, Class B Shares
and Class C Shares, respectively,
in a complete liquidation and
termination of Technology Fund.
As a
result of the Reorganization,
each holder of Class A Shares,
Class B Shares and Class C Shares of
Technology Fund will become the
owner of Class A Shares, Class B
Shares and Class C Shares of MDT
Fund, respectively, in each case
having a total net asset value
equal to the total net asset value
of his or
her holdings in Technology Fund
on the date of the Reorganization.
Following the consummation of the
Reorganization, the Trust will
amend its Declaration of Trust to
remove Technology Fund as a series of
the Trust.

       In considering the proposed
Reorganization, the Board took into
consideration a number of
factors, including: (1) the compatibility
 of Technology Fund's and MDT Fund's
investment objectives,
policies and limitations; (2) the greater long-term viability of MDT Fund based on its asset growth trend
versus Technology Fund's declining asset trend; (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Technology Fund
 or MDT Fund or to
shareholders of Technology Fund; (4)
that Technology Fund's capital loss
carry forwards for federal
income tax purposes will remain
available to MDT Fund following the
Reorganization subject to any
applicable limitations under the Internal
 Revenue Code; (5) that the per share
 expenses after waivers of
MDT Fund immediately following the
Reorganization are projected to be
less than those of Technology
Fund prior to the Reorganization
(although there can be no assurance
that MDT Fund's expense waivers
will continue at their current levels
for future periods); and (6) that
Technology Fund will incur brokerage
costs as a result of its plan to sell
certain of its portfolio securities
(and possibly purchase replacement
securities) prior to the Reorganization
in order to more fully utilize capital
gains against its capital loss
carry-forwards and that MDT Fund will
also incur brokerage costs as a result
 of its plan to sell,
immediately following the Reorganization, substantially all Technology Fund's securities acquired by
MDT Fund in the Reorganization, and to
purchase different securities with
the proceeds of such sales.
The Board concluded to recommend to
shareholders of Technology Fund that
they vote to approve the
Reorganization.  Pursuant to Rule
17a-8 under the Investment Company
Act of 1940 (the "1940 Act"),
the Board, including a majority of
the Trustees who are not "interested
persons" within the meaning of
Section 2(a)(19) of the 1940 Act,
 determined that the Reorganization
is in the best interest of Technology
Fund and its shareholders, and that
the interests of existing Technology
 Fund shareholders would not be
diluted as a result of the Reorganization.
       The Board of Trustees
(the "Trustees") of MDT Fund likewise
 approved the Reorganization on
behalf of MDT Fund.  Pursuant to Rule
 17a-8 under the 1940 Act, the Trustees
 of MDT Fund, including a
majority of the Trustees who are not
"interested persons," determined that
the Reorganization is in the
best interest of MDT Fund and its
shareholders, and that the interests
of existing MDT Fund shareholders
would not be diluted as a result of
the Reorganization.
TAX CONSEQUENCES
	As a condition of the Reorganization,
 each Fund will receive an opinion of counsel that the
Reorganization will be considered a
tax-free "reorganization" under
applicable provisions of the Internal
Revenue Code of 1986, as amended,
so that no gain or loss will be
recognized upon the Reorganization
by either Fund or by Technology Fund
shareholders.  The tax basis of MDT
Fund's Class A Shares, Class
B Shares and Class C Shares received
 by Technology Fund's shareholders
will be the same as the tax
basis of their shares in Technology
Fund.  Because Technology Fund has a
capital loss carry-forward
greatly in excess of its unrealized
capital gains, there will be no capital
gains distributions by Technology
Fund before the Closing Date, even if
gains are realized on dispositions of
portfolio securities in
connection with the Reorganization.
 Technology Fund will distribute to
shareholders any previously
undistributed ordinary income accumulated prior to the Reorganization.

THE BOARD OF TRUSTEES OF TECHNOLOGY
FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES AND LIMITATIONS
       The investment objectives of
the two Funds are, for practical
 purposes, identical.  The investment
objective of MDT Fund is long-term
capital appreciation, while the
investment objective of Technology
Fund is to achieve capital appreciation.
 Both Funds invest substantially all their net assets in common stocks.  Both Funds use the "growth"
style of investing, seeking to select
 securities that exhibit the most
promising long-term growth potential.
  	MDT Fund seeks to achieve its
 objective by investing primarily in
common stock of small U.S. companies,
i.e., those with a market capitalization range similar to those companies included in the Russell 2000 Growth Index
($133 million to $3.5 billion as of July
31, 2007).  MDT Fund may not change its
investment policy to normally
invest at least 80% of its net assets in small capitalization issuers without 60 days advance notice to shareholders.
MDT Fund seeks to control risk by limiting the extent to which the MDT Fund's exposure to any one business, industry or sector varies from that of the Russell 2000 Growth Index.

  	Technology Fund seeks to achieve
its objective by investing primarily in
 securities of companies
considered by Technology Adviser,
at the time of the investment, to rely
 extensively on technology in their
products, services or operations.
Technology Fund may not change its
investment policy to normally invest
at least
80% of its net assets in technology
investments without 60 days advance
notice to shareholders.  In general,
issuers
selected by Technology Adviser will
have a market capitalization at least
of $100 million, but there is no minimum or maximum capitalization constraint on the size of the issuers selected.
 Technology Adviser attempts to diversify investments by allocating among companies in different technology related industries and by limiting the amount invested in any one issuer.
  	While both Funds invest primarily
in common stocks using the growth style of investing, the Funds differ in their stock selection processes.
MDT Fund selects stocks for inclusion in its portfolio by using a proprietary quantitative model known as the Optimum Q
 Process. This model begins by screening its universe of stocks for those that meet certain valuation (e.g., price-to-earnings ratio, price-to-tangible-book-value ratio) and performance
(e.g., earnings momentum or earnings growth)
 metrics that MDT Adviser believes might be indicative of an attractive investment opportunity. The selection process factors in trading costs
(particularly market impact) by
biasing MDT Fund towards those stocks which have less trading costs. The process also uses diversification constraints which keep the portfolio
diversified by business, industry and sector.

  	While Technology Adviser also uses
 quantitative metrics to screen stocks for Technology Fund's portfolio, its process is less quantitative and more judgment based. Technology Adviser attempts to identify those areas
within the technology industries which
present the best opportunities for growth.
Technology Adviser performs
traditional fundamental analysis to
select securities that exhibit the
most promising long-term growth potential for Technology Fund's portfolio. In selecting securities, Technology Adviser focuses primarily on the projected future cash flow and earnings of the issuing company, in addition to examining each issuer's current financial condition, business and product strength, competitive position, and management expertise.

  	While each Fund will normally invest primarily
in common stocks of U.S. issuers, each Fund may invest
a
portion of its assets in securities of companies
outside the United States to diversify its holdings
 and to take
advantage of opportunities in the foreign market.
Securities of foreign companies may be more affected
by foreign
economic and political conditions, taxation policies,
and accounting and auditing standards then those of U.S.
companies.  In addition, each Fund may use derivative
contracts and/or hybrid instruments to implement elements
of
its investment strategy. For example, each Fund may
use derivative contracts and/or hybrid instruments to
 increase
or decrease the allocation of the portfolio to securities,
currencies or types of securities in which each Fund may
invest directly. Each Fund may also, for example,
use derivative contracts to:
*	obtain premiums from the sale of derivative
contracts;
*	realize gains from trading a derivative
 contract; or
*	hedge against potential losses.
There can be no assurance that either Fund's use of derivative contracts or hybrid instruments will work as intended.

  	In addition to common stocks, derivative
contracts and hybrid instruments, the Prospectus
of MDT Fund
also lists preferred stocks, foreign securities
and securities of other investment companies,
including exchange
traded funds, as categories or securities in
which MDT Fund may principally invest, while
the Prospectus of
Technology Fund lists foreign securities as
principal investments.   The Prospectus of MDT
 Fund also lists securities
lending as a principal investment strategy.

Investment Limitations

       Each Fund has fundamental investment
limitations which may not be changed without shareholder approval. With three exceptions, the fundamental limitations of the two Funds are identical.
The first difference between the fundamental
 imitations of the two Funds concerns lending.
Technology
Fund's fundamental limitations prohibit it from making loans, while MDT Fund's fundamental limitations permit it to make loans in amounts up to one-third of its total assets. Neither
Fund's lending
limitation prohibits it from investing in debt
 obligations, entering into repurchase agreements or lending securities. MDT Fund may also make temporary loans to affiliated investment companies in accordance with the inter-fund borrowing and lending arrangements described in its SAI.
       The second difference relates to
the permissibility of investing in commodities.
 Technology
Fund's fundamental limitations prohibit
it from investing directly in commodities,
 although it may
purchase securities of companies that deal in commodities. For purposes of the commodities restriction,
Technology Fund's non-fundamental investment limitation provides that investments in transactions
involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities. MDT
Fund's fundamental limitations permit MDT
Fund to
invest in commodities to the maximum extent permitted by the 1940 Act. The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to
invest in commodities and prohibits a fund
 from purchasing commodities without
shareholder approval
except in accordance with that policy.
The Act does not otherwise prohibit or
restrict investments in
commodities.  MDT Fund has not in the
past invested directly in commodities,
and MDT Adviser has no
present intention of doing so.
       The third difference relates to
the Funds' respective concentration of
investments policy, where
MDT Fund is not permitted to "concentrate"
(i.e., invest more than 25% of its total assets) in the securities of issuers primarily engaged in the same industry whereas Technology Fund is required to invest more than 25% of its total assets in the communications technology industry (but is not otherwise permitted to concentrate).
       The following chart compares the
fundamental limitations of Technology
Fund and MDT Fund.
In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging or pledging its assets except for collateral arrangements in connection with otherwise permissible activities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Fund's Board.
INVESTMENT LIMITATIONS
Technology Fund
MDT Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United
States or its agencies or instrumentalities and repurchase agreements collateralized by such
U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.


Diversification of Investments (fundamental)
Same

Borrowing Money and Issuing Senior
Securities (fundamental)
The Fund may borrow money, directly or
indirectly, and issue senior securities to the maximum extent permitted under the
Investment Company Act of 1940 (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof.


Borrowing Money and Issuing Senior
Securities (fundamental)
Same

Investing in Real Estate (fundamental)
 The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental)
Same

Investing in Commodities (fundamental)
 The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Commodities (fundamental)
The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

Underwriting (fundamental)
 The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental)
Same


Concentration (fundamental)
The Fund will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the communications technology industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investment in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Lending (fundamental)
 The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental)
The Fund may not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except that the fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities;
and (iv) make loans to affiliated investment companies in accordance with SEC exemptive relief.



COMPARISON OF PRINCIPAL RISKS
       All mutual funds take investment risks.
  Therefore, it is possible to lose money
 by investing in
either Fund.  Since both Technology Fund
and MDT Fund invest in common stocks and
 use the growth
style of investing, an investment in MDT
Fund presents many of the same types of
investment risks as
investing in Technology Fund.  A principal
risk factor applicable to an investment
in either Fund is stock
market risk.  The value of equity securities
in each Fund will rise and fall.  Each Fund's
portfolio will
reflect changes in prices of individual
portfolio stocks or general changes in
stock valuations.  Each
Fund's share price may decline.  Each
Fund's Adviser attempts to manage market
risk by limiting the
amount the Fund invests in the securities
 of any individual company or of companies
in any one sector or
industry.  However, diversification will
not protect either Fund against widespread
or prolonged declines
in the stock market.  Moreover, since
Technology Fund must invest at least
80% of its net assets in
technology related investments, Technology
 Fund may be deemed to be more limited
in its ability to
diversify its investments among industry
categories than MDT Fund, which has the
ability to invest in all
industry categories.
       Each Fund is also exposed to risks
related to investing for growth.  Due to
their relatively high
valuations, growth stocks are typically
more volatile than value stocks.  Further,
growth stocks may not
pay dividends or may pay lower dividends
than value stocks.  This means they
depend more on price
changes for returns and may be more
adversely affected in a down market
compared to value stocks that
pay higher dividends.
       Each Fund's investments in
common stocks may include ADRs and
domestically traded
securities of foreign issuers.  Such
investments expose the Fund to a greater
risk that its share price may
be affected by foreign economic and
political conditions, taxation policies
 and accounting and auditing
standards than would otherwise be the case.
 Each Fund also lists non-domestically traded
foreign
securities as a category in which it may
principally invest.  In addition to the risks
of foreign securities
traded in United States markets, the
combination of currency risk and market
risk tend to make securities
traded in foreign markets more volatile
than those traded exclusively in the United
States.
       Since MDT Fund must invest 80% of
its assets in stocks of small capitalization
 companies, the
risks related to company size are a
significant risk in that Fund.   Specifically,
 investment in smaller
capitalization issuers exposes MDT Fund
to a greater risk that its share price may
 be affected by the fact
that the smaller the capitalization of a
 company, the fewer the number of shares
traded daily, the less
liquid its stock and the more volatile
its price.  In addition, smaller
capitalization companies tend to have
unproven track records, a limited
product or service base and limited
access to capital.  On the other hand,
since Technology Fund must invest
80% of its assets in technology companies,
 sector risk is a significant
risk in that Fund.  Specifically, such
 investments expose Technology Fund to
the risk that as its Adviser
allocates more of the Fund's portfolio
to a particular sector (i.e., technology stocks)
Technology Fund's
performance will be more susceptible to
any economic, business or other developments which affect the technology sector. The technology sector may be significantly affected by intense competition, rapid obsolescence, failure to obtain, or delay in obtaining financing or
regulatory approval, the success or
failure of research and development,
product capability and customer preference.
       Each Fund actively trades its
portfolio securities in an attempt to
achieve its investment objective.
Active trading likely will cause a
fund to generate short-term capital
gains for its shareholders (which are
taxed at a higher rate than long-term
capital gains), and will also cause
increases to a Fund's trading costs
which adversely affects fund performance.
MDT Fund's portfolio turnover rate has
exceeded that of
Technology Fund since MDT Fund's inception in September 2005.
       In addition, each Fund has the ability
to invest in other types of securities, including principally derivative contracts and hybrid instruments, and in the case of MDT Fund, securities of other investment
companies, including exchange-traded funds.
The following are some additional risks of
 these additional
categories of principal investments:
	Risks of Investing in Derivative
Contracts and Hybrid Instruments. A Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in stocks. In addition to stock market and currency risks, investments in derivatives and hybrids may involve credit, liquidity and leverage risks.
	Credit Risks.  Credit risk includes
the possibility that a party to a transaction
(such as a
derivative transaction) involving the Fund
 will fail to meet its obligations.
This could cause
the Fund to lose the benefit of the
transaction or prevent the Fund from
selling or buying
other securities to implement its
investment strategy.
	Liquidity Risks.  Liquidity
risk refers to the possibility that
the Fund may not be able to sell a
security or close out a derivative
contract when it wants to.
	Leverage Risks.  Leverage
risk is created when an investment
(such as a derivative
transaction) exposes the Fund to a
level of risk that exceeds the amount
invested.  Changes
in the value of such an investment
magnify the Fund's risk of loss and
potential for gain.
	Exchange-Traded Funds.  An
investment in an ETF generally
presents the same primary
risks as an investment in a
conventional fund (i.e., one
that is not exchange-traded).  As with
traditional mutual funds, ETFs

charge asset-based fees.  A Fund
will indirectly pay a
proportional share of the asset-based
fees of the ETFs in which the Fund invests.
The net
asset value of a Fund will fluctuate
with the changes in the value of the
ETFs in which the
Fund invests.  The change in value of
the ETFs are due to the change in price of the securities in which the ETFs invest.
Therefore, a Fund's net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.

PROCEDURES FOR PURCHASING, REDEEMING
AND EXCHANGING SHARES
       The procedures for purchasing,
 redeeming and exchanging Shares of
 MDT Fund are the same as
those for purchasing, redeeming and
exchanging shares of Technology Fund.
 See "Purchase, Redemption
and Exchange Procedures" below.

COMPARATIVE FEE TABLES
       Like all mutual funds,
Technology Fund and MDT Fund
incur certain expenses in their
operations.  These expenses include
management fees, as well as costs
of maintaining accounts,
administration, providing
shareholder liaison and distribution
 services and other activities.
Set forth in
the tables below is information
regarding the fees and expenses
currently incurred by the Class
A Shares,
Class B Shares and Class C Shares
of Technology Fund and Class A Shares,
Class B Shares and Class C
Shares of MDT Fund, respectively,
and pro forma fees for MDT Fund after
giving effect to the
Reorganization.


FEES AND EXPENSES
This table describes (1) the actual
 fees and expenses for Technology Fund
Class A Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class A
Shares of MDT Fund as of its most
recent prospectus dated September 30, 2007;
 and (3) the pro forma fees and
expenses of Class A Shares of MDT Fund
on a combined basis after giving effect
to the Reorganization.  As
described below, the pro forma operating expenses of MDT Fund are shown after giving effect to a contractual waiver of expenses by Federated MDTA
LLC to limit total operating expenses
to not more than 2.05% which will
continue through December 8, 2008.





Shareholder Fees





Technology
Fund- Class
A Shares






 MDT Fund - Class
A Shares



MDT Fund
Pro Forma Combined
-
Class A Shares
Fees Paid Directly From Your Investment





Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
 of offering price)

5.50%

5.50%
5.50%
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
 price or redemption
proceeds, as applicable)


0.00%


0.00%

0.00%
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other
Distributions) (as a
percentage of offering price)


None


None

None
Redemption Fee (as a percentage of
 amount redeemed, if applicable)

None

None
None
Exchange Fee

None

None
None






Annual Fund Operating Expenses
(Before Waivers, Reimbursements
and Reductions)1





Expenses That are Deducted From
Fund Assets (as a percentage of
average net assets)





Management Fee

0.75%2

1.15%3
1.15%3
Distribution (12b-1) Fee

0.25%

0.25%4
0.25%4
Other Expenses

1.77%5

3.41%6
1.72%6
Total Direct Annual Fund
Operating Expenses

2.77%

4.81%
3.12%
Acquired Fund Fees and Expenses

0.01%7

0.00%
0.00%
Total Direct and Acquired Annual
Fund Operating Expenses

2.78%

4.81%
3.12%
Fee Waivers and/or Expense
Reimbursement (contractual)

0.00%

2.76%
1.07%
Net Direct and Acquired Annual
 Fund Operating Expenses (after contractual waiver and reimbursement)

2.78%

2.05%3,8
2.05%3,8
1    With respect to Technology Fund,
the percentages shown are based on
expenses for the entire fiscal year
ended October 31, 2007.  However,
the rate at which expenses
are accrued during the fiscal year
may not be constant and, at any
particular point, may be greater or
less than the stated average percentage.
Although not contractually
obligated to do so, the Adviser and
administrator waived certain amounts
and the shareholder services provider
did not charge certain amounts.  These are shown
below
along with the net expenses the Fund
actually paid for the fiscal year ended
October 31, 2007.   With respect to MDT
Fund and MDT Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008.
 However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and administrator expect to waive and/or reimburse certain amounts.
Additionally, the distributor expects not to charge the distribution
(12b-1) fee for Class A Shares. These waivers,
 reimbursements and /or reductions are shown below along with the net expenses the Fund expects to pay for the fiscal
year ending July 31, 2008.
	Total Waivers, Reimbursements and
 Reductions of Fund Expenses (voluntary)

0.71%

0.30%
0.30%
	Total Actual/Anticipated Annual
Fund Operating Expenses (after waivers,
reimbursements and
reductions)

2.07%

1.75%
1.75%
2   The Adviser for Technology Fund voluntarily
waived a portion of the management fee.  The
Adviser can terminate this voluntary waiver at
 any time.  The management fee
paid by the Fund (after the voluntary waiver)
was 0.36% for the fiscal year ended
October 31, 2007.
3   Under the investment advisory contract,
 the Adviser of MDT Fund and MDT Fund Pro
Forma Combined is obligated to waive all or
a portion of its investment advisory fee
which it is otherwise entitled to receive,
and/or reimburse other operating expenses
(excluding interest, taxes and brokerage
commissions), in order to limit the aggregate
annual operating expenses for the Fund's
Class A Shares to not more than 2.05% of
its daily net assets.  Any waivers and
expense reduction by the administrator and/or
distributor that reduce such expenses (as
discussed elsewhere in these notes) may have
 the effect of reducing the amount to be
waived or reimbursed by the Adviser
pursuant to the contractual commitment.
This commitment will expire on December 8,
2008.  Pursuant to this contractual commitment,
 the Adviser of MDT Fund expects
to waive its management fee for the fiscal
 year ending July 31, 2008.  The management
 fee paid by MDT Fund (after the contractual
waiver) is expected to be 0.00% for
the fiscal year ending July 31, 2008.
Pursuant to this contractual commitment,
the Adviser of MDT Fund Pro Forma Combined
expects to waive a portion of its
management fee for the fiscal year ending
July 31, 2008.  Additionally, the Adviser
expects to voluntarily waive a portion of
the management fee for the fiscal year
ending
July 31, 2008.  The management fee paid by
 MDT Fund Pro Forma Combined (after the
contractual and voluntary waivers) is expected
to be 0.10% for the fiscal year
ending July 31, 2008.
4   With respect to MDT Fund, Class A Shares
did not pay or accrue the distribution (12b-1)
fee for the fiscal year ended July 31, 2007.
With respect to MDT Fund and MDT
Fund Pro Forma Combined, although not
contractually obligated to do so, the distributor
expects to voluntarily elect not to charge, and
therefore the Fund will not accrue,
the distribution (12b-1) fee for the Class A
Shares for the fiscal year ending July 31, 2008.
5    With respect to Technology Fund, this
includes a shareholder services/account
administration fee which is used to compensate
intermediaries for shareholder services or
account administrative services.  Also includes
a recordkeeping fee which is used to compensate
intermediaries for record keeping services.
The administrator voluntarily
waived a portion of its fee. The administrator
can
terminate this voluntary waiver at any time.
 The shareholder services provider did not charge,
and therefore the Fund did
not accrue, a portion of its fee.  The shareholder
services provider can terminate this reduction at
 any time.  Total other expenses paid by Technology
 Fund's Class A
Shares (after the voluntary waiver and reduction)
were 1.45% for the fiscal year ended October 31, 2007.
6   With respect to MDT Fund and MDT Fund Pro Forma
Combined, this includes a shareholder services/account
administration fee which is used to compensate
intermediaries for shareholder services or account
 administrative services and includes a recordkeeping
 fee which is used to compensate intermediaries for
recordkeeping
services. This includes amounts the Fund might
incur indirectly if it were to invest in other
investment companies.  For the fiscal year ending
July 31, 2008,
these "Acquired
Fund Fees and Expenses" are expected to be less
than 0.01%.  With respect to MDT Fund, pursuant
 to its contractual commitment, the Adviser expects
 to reimburse
1.07% of certain operating expenses of the Fund.
Additionally, although not contractually obligated
to do so, the Adviser expects to voluntarily reimburse
certain operating
expenses of the Fund.  This voluntary reimbursement
can be terminated at any time.  For both MDT
Fund and MDT Fund Pro Forma Combined, the
administrator expects
to voluntarily waive a portion of its fee.
This voluntary waiver can be terminated any time.
 Total other expenses paid by MDT Fund's Class A
Shares and MDT Fund Pro
Forma Combined's Class A Shares (after the
 anticipated voluntary waiver and reimbursement)
are expected to be 1.75% and 1.65%, respectively,
for the fiscal year
ending July 31, 2008.
7   The Technology Fund's shareholders
indirectly bear the expenses of the acquired
 funds in which the Fund invests.  The Fund's
estimated indirect expense from investing in
the acquired funds is based upon the average
allocation of the Fund's investment in the
acquired funds and upon the actual total
operating expenses of the acquired funds
(including any current waivers and expense
limitations) for the fiscal year ended October 31, 2007.
Actual acquired fund expenses incurred by the Fund may
vary with
changes in the allocation of the Fund assets among the
acquired funds and with other events that directly affect
the expenses of the acquired funds.
8   The Adviser and its affiliates have voluntarily
agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including distribution
(12b-1) fees)
paid by MDT Fund Class A Shares and MDT Fund Pro Forma
Combined Class A Shares (after the voluntary waivers and
 reimbursements) will not exceed 1.75% for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after September 30, 2008.



Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Technology Fund are before voluntary waivers, reimbursements and reductions as shown in the
Table and remain the same.  For MDT Fund and MDT Fund
 Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.05% for
Class A Shares.  The second year of the 3, 5, and 10
Years columns reflects the contractually imposed expense limitation of
2.05% for four months and the "Total Annual Fund
Operating Expenses" of Class A Shares without any waivers, reimbursements or reductions for the remainder of the year. The third and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Class A Shares without any waivers, reimbursements or reductions.
Although your actual costs and returns may be higher
 or lower, based on these assumptions your costs would be:



1 Year
3 Years
5 Years
10 Years



Technology Fund,  Class A   Shares



$816



$1,365



$1,938



$3,488

MDT Fund, Class A Shares

    $747

$1,601

$2,551

$4,941

MDT Fund Pro Forma
Combined, Class A Shares


    $747


$1,601


$2,551


$4,941




FEES AND EXPENSES
This table describes (1) the actual
 fees and expenses for Technology Fund
Class B Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class B
Shares of MDT Fund as of its most
recent prospectus dated December 17,
2007; and (3) the pro forma fees and
expenses of Class B Shares of MDT
Fund on a combined basis after giving
effect to the Reorganization.





Shareholder Fees





Technology
Fund- Class
 B Shares






MDT Fund - Class
B Shares



   MDT Fund
Pro Forma Combined
-
Class B Shares
Fees Paid Directly From Your Investment





Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)


None


None

None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption
proceeds, as applicable)


5.50%


5.50%

5.50%
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)
 (as a
percentage of offering price)


None


None

None
Redemption Fee (as a percentage of amount redeemed, if applicable)

None

None
None
Exchange Fee

None

None
None






Annual Fund Operating Expenses
(Before Waivers, Reimbursements
and Reductions)1





Expenses That are Deducted From
Fund Assets (as a percentage of
average net assets)





Management Fee

0.75%2

1.15%3
1.15%3
Distribution (12b-1) Fee

0.75%

0.75%
0.75%
Other Expenses

1.77%4

3.41%5
1.72%5
Total Direct Annual Fund Operating
 Expenses

3.27%



Acquired Fund Fees and Expenses

0.01%6

0.00%
0.00%
Total Direct and Acquired Annual
Fund Operating Expenses

3.28%7

5.31%3,7
3.62%3,7
1    With respect to Technology Fund,
the percentages shown are based on
expenses for the entire fiscal year
ended October 31, 2007.  However,
the rate at which expenses
are accrued during the fiscal year
may not be constant and, at any
particular point, may be greater or
less than the stated average percentage.
 Although not contractually
obligated to do so, the Adviser and
administrator waived certain amounts
and the shareholder services provider
did not charge certain amounts.  These
are shown below
along with the net expenses the Fund
actually paid for the fiscal year
ended October 31, 2007.   With respect
to MDT Fund and MDT Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal period ending July
 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and administrator expect to waive and/or reimburse certain amounts. These waivers and reimbursements are shown below along with the net expenses the Fund expects to pay for the fiscal period ending July 31, 2008.
	Total Waivers, Reimbursements and
Reductions of Fund Expenses (voluntary)

0.46%

2.81%
1.12%
	Total Actual/Anticipated Annual
Fund Operating Expenses (after waivers,
reimbursements and
reductions)

2.82%

2.50%
2.50%
2   The Adviser for Technology Fund voluntarily
waived a portion of the management fee.  The
 Adviser can terminate this voluntary waiver
at any time.  The management fee
paid by the Fund (after the voluntary waiver)
was 0.36% for the fiscal year ended
October 31 2007.
3   Under the investment advisory contract, the
Adviser of MDT Fund and MDT Fund Pro Forma
Combined is obligated to waive all or a portion
of its investment advisory fee
which it is otherwise entitled to receive,
and/or reimburse other operating expenses
(excluding interest, taxes and brokerage
commissions),
 in order to limit the aggregate
annual operating expenses for other Share
classes of the Fund.  Any waivers and expense
reduction by the administrator and/or distributor
that reduce such expenses (as
discussed elsewhere in these notes) may have
the effect of reducing the amount to be waived
or reimbursed by the Adviser pursuant to the
 contractual commitment.  This
commitment will expire on December 8, 2008.
 Pursuant to this contractual commitment,
the Adviser of MDT Fund expects to waive
its management fee for the fiscal year
ending July 31, 2008.  The management fee
paid by MDT Fund (after the contractual waiver)
is expected to be 0.00% for the fiscal year
ending July 31, 2008.  Pursuant to
this contractual commitment, the Adviser
of MDT Fund Pro Forma Combined expects to waive
a portion of its management fee for the fiscal
year ending July 31, 2008.
Additionally, the Adviser expects to voluntarily
waive a portion of the management fee for the
fiscal year ending July 31, 2008.  The management
 fee paid by MDT Fund
Pro Forma Combined (after the contractual
and voluntary waivers) is expected to be 0.10%
for the fiscal year ending July 31, 2008.
4    With respect to Technology Fund, this
includes a shareholder services/account
administration fee which is used to compensate
intermediaries for shareholder services or
account administrative services and  includes
 a recordkeeping fee which is used to compensate
intermediaries for record keeping services.
The administrator voluntarily
waived a portion of its fee.  The administrator
can terminate this voluntary waiver at any time.
The shareholder services provider did not charge,
and therefore the Fund
did not accrue, a portion of its fee.
The shareholder services provider can terminate
this reduction at any time.  Total other expenses
 paid by Technology Fund's Class B
Shares (after the voluntary waiver and reduction)
were 1.70% for the fiscal year ended
October 31, 2007.
5   With respect to MDT Fund and MDT Fund Pro
Forma Combined, this includes a shareholder
services/account administration fee which is
used to compensate
intermediaries for shareholder services or
 account administrative services and includes
a recordkeeping fee which is used to compensate
intermediaries for recordkeeping
services. This includes amounts the Fund
might incur indirectly if it were to invest
in other investment companies.  For the fiscal
year ending July 31, 2008, these "Acquired
Fund Fees and Expenses" are expected to be
less than 0.01%.  With respect to MDT Fund,
pursuant to its contractual commitment, the
Advisor expects to reimburse
1.07% of certain operating expenses of the
Fund.  Additionally, although not contractually
obligated to do so, the Adviser expects to voluntarily
reimburse certain operating
expenses of the Fund.  This voluntary reimbursement
can be terminated any time.  For both MDT Fund and
MDT Fund Pro Forma Combined, the administrator expects
to
voluntarily waive a portion of its fee.
This voluntary waiver can be terminated any
time. Total other expenses paid by MDT Fund's
Class B Shares and MDT Fund Pro
Forma Combined's Class B Shares (after the anticipated
voluntary waiver and reimbursement) are expected to be
1.75% and 1.65%, respectively, for the fiscal year
ending July 31, 2008.
6   The Technology Fund's shareholders indirectly bear
 the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds
(including any current waivers and expense limitations)
 for the fiscal year ended October 31, 2007. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
7 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than
Class B Shares.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of
your shares at the end of those periods.  The
 Example also assumes that your investment has a 5% return each year and that the operating expenses of each Fund are before voluntary waivers, reimbursements and reductions as shown in the
Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year
3 Years
5 Years
10 Years
Technology Fund,
Class B Shares:




Expenses assuming redemption
$881
$1,410
$1,912
$3,463
Expenses assuming no redemption
$331
$1,010
$1,712
$3,463
MDT Fund Class B Shares:




Expenses assuming redemption
$1,078
$1,986
$2,835
$5,136
Expenses assuming no redemption
$530
$1,586
$2,635
$5,136
MDT Fund Pro Forma Combined Class B
Shares:




Expenses assuming redemption
$915
$1,509
$2,074
$4,136
Expenses assuming no redemption
$365
$1,109
$1,874
$4,136



FEES AND EXPENSES
This table describes (1) the actual
 fees and expenses for Technology Fund
Class C Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class C
Shares of MDT Fund as of its most
recent prospectus dated September 30, 2007;
and (3) the pro forma fees and
expenses of Class C Shares of MDT
Fund on a combined basis after
giving effect to the Reorganization. As described below, the pro forma operating expenses of MDT Fund are shown after giving effect to a contractual waiver of expenses by Federated MDTA LLC to limit total operating expenses to not more than 2.80% which will continue through December 8, 2008.





Shareholder Fees




 Technology
Fund- Class
C Shares





 MDT Fund - Class
C Shares


   MDT Fund
Pro Forma Combined -
Class C Shares
Fees Paid Directly From Your Investment





Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)

None

None
None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption
proceeds, as applicable)


1.00%


1.00%

1.00%
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)
(as a
percentage of offering price)


None


None

None
Redemption Fee (as a percentage of
amount redeemed, if applicable)

None

None
None
Exchange Fee

None

None
None






Annual Fund Operating Expenses
(Before Waivers, Reimbursements and Reductions)1






Expenses That are Deducted From
Fund Assets (as a percentage of average
net assets)





Management Fee

0.75%2

1.15%3
1.15%3
Distribution (12b-1) Fee

0.75%

0.75%
0.75%
Other Expenses

1.77%4

3.41%5
1.72%5
Total Direct Annual Fund Operating Expenses

3.27%

5.31%
3.62%
Acquired Fund Fees and Expenses

0.01%6

0.00%
0.00%
Total Direct and Acquired Annual
 Fund Operating Expenses

3.28%

5.31%
3.62%
Fee Waiver and/or Expense Reimbursement
 (contractual)

0.00%

2.51%
0.82%
Net Direct and Acquired Annual
Fund Operating Expenses
(after contractual waiver and
reimbursement)

3.28%

2.80%3,7
2.80%3,7
1    With respect to Technology Fund,
the
percentages shown are based on expenses
for
the entire fiscal year ended October 31,
2007.
 However, the rate at which expenses
are accrued during the fiscal year may not
be constant and, at any particular point,
may be greater or less than the stated
average percentage.  Although not contractually
obligated to do so, the Adviser and administrator
 waived certain amounts and the shareholder services
provider did not charge certain amounts.  These are
shown below
along with the net expenses the Fund actually paid for
 the fiscal year ended October 31, 2007.   With respect
to MDT Fund and MDT Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008. However, the rate at which expenses are accrued during the fiscal year
may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so (except as discussed in Note 3), the Adviser and administrator expect to waive and/or reimburse certain amounts.
These waivers and reimbursements are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2008.
	Total Waivers, Reimbursements and Reductions of Fund Expenses (voluntary)

0.39%

0.30%
0.30%
	Total Actual/Anticipated Annual Fund
Operating Expenses (after waivers, reimbursements and reductions)

2.75%

2.50%
2.50%
2   The Adviser for Technology Fund voluntarily
waived a portion of the management fee.  The
 Adviser can terminate this voluntary waiver at
any time.  The management fee
paid by the Fund (after the voluntary waiver)
was 0.36% for the fiscal year ended
 October 31 2007.
3   Under the investment advisory contract, the
 Adviser of MDT Fund and MDT Fund Pro Forma
Combined is obligated to waive all or a portion
of its investment advisory fee
which it is otherwise entitled to receive, and/or
 reimburse other operating expenses (excluding
interest, taxes and brokerage commissions), in
order to limit the aggregate
annual operating expenses for the Fund's Class
C Shares to not more than 2.80% of its daily
net assets.
  Any waivers and expense reduction by the
administrator
 and/or
distributor that reduce such expenses (as
discussed elsewhere in these notes) may have
the effect of reducing the amount to be waived
or reimbursed by the Adviser
pursuant to the contractual commitment.  This
commitment will expire on December 8, 2008.
Pursuant to this contractual commitment, the
Adviser of MDT Fund expects
to waive its management fee for the fiscal year
ending July 31, 2008.  The management fee paid by
 MDT Fund (after the contractual waiver) is
expected to be 0.00% for
the fiscal year ending July 31, 2008.  Pursuant
to this contractual commitment, the Adviser of
MDT Fund Pro Forma Combined expects to waive a
portion of its
management fee for the fiscal year ending July
31, 2008.  Additionally, the Adviser expects to
voluntarily waive a portion of the management
fee for the fiscal year ending
July 31, 2008.  The management fee paid by MDT
Fund Pro Forma Combined (after the contractual
and voluntary waivers) is expected to be 0.10%
for the fiscal year
ending July 31, 2008.
4    With respect to Technology Fund, this
includes a shareholder services/account
administration
fee which is used to compensate intermediaries for
 shareholder services or
account administrative services.  Also includes a
recordkeeping fee which is used to compensate
intermediaries for record keeping services.
 The administrator voluntarily
waived a portion of its fee.  The administrator
can terminate this voluntary waiver at any time.
 The shareholder services provider did not charge,
and therefore the Fund
did not accrue, a portion of its fee.  The
shareholder services provider can terminate this
reduction at any time.  Total other expenses paid
by Technology Fund's Class C
Shares (after the voluntary waiver and reduction)
were 1.66% for the fiscal year ended October 31,
2007.
5   With respect to MDT Fund and MDT Fund Pro
Forma Combined, this includes a shareholder
services/account administration fee which is
used to compensate
intermediaries for shareholder services or
account administrative services and includes a
recordkeeping fee which is used to compensate
intermediaries for recordkeeping
services.  This includes amounts the Fund might
incur indirectly if it were to invest in other
 investment companies.  For the fiscal year ending
July 31, 2008, these
"Acquired Fund Fees and Expenses" are expected
to be less than 0.01%.  With respect to MDT Fund,
 pursuant to its contractual commitment, the Adviser
expects to
reimburse 1.07% of certain operating expenses of
the Fund.  Additionally, although not contractually
obligated to do so, the Adviser expects to voluntarily
 reimburse certain
operating expenses of the Fund.  This voluntary
 reimbursement can be terminated at any time.
 For both MDT Fund and MDT Fund Pro Forma Combined,
 the
administrator expects to voluntarily waive a
portion of its fee.  This voluntary waiver can be
terminated any time. Total other expenses paid by MDT
Fund's Class C Shares
and MDT Fund Pro Forma Combined's Class C Shares
(after the anticipated voluntary waiver
and reimbursement)
are expected to be 1.75% and 1.65%,
respectively, for
the fiscal year ending July 31, 2008.
6   The Technology Fund's shareholders indirectly
bear the expenses of the acquired funds in which the Fund invests. The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds
(including any current waivers and expense limitations) for the fiscal year ended October 31, 2007. Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

7   The Adviser and its affiliates have voluntarily
agreed to waive their fees and/or reimburse expenses so that the total operating expenses
(including distribution
 (12b-1) fees)
paid by MDT Fund Class C Shares and MDT Fund Pro
Forma Combined Class C Shares (after the voluntary waivers and reimbursements) will not exceed 2.50% for the fiscal year ending July 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after September 30, 2008.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other
mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.
The Example also assumes that your investment has a 5% return each year and that the operating expenses of Technology Fund are before voluntary waivers, reimbursements and reductions as shown in the
Table and remain the same. For MDT Fund and MDT Fund Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10
Years columns reflect the contractually imposed expense limitation of 2.80% for
Class C Shares. The second year of the 3, 5, and 10 Years columns reflects the contractually imposed expense limitation of
2.80% for four months and the "Total Annual
Fund Operating Expenses" of Class C Shares without any waivers, reimbursements or reductions for the remainder of the year. The third and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating
Expenses" of the Class C Shares without any waivers, reimbursements or reductions.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


1 Year
3 Years
5 Years
10 Years
Technology Fund, Class C Shares:




Expenses assuming redemption
$431
$1,010
$1,712
$3,576
Expenses assuming no redemption
$331
$1,010
$1,712
$3,576
MDT Fund, Class C Shares:




Expenses assuming redemption
$383
$1,286
$2,370
$5,052
Expenses assuming no redemption
$283
$1,286
$2,370
$5,052
MDT Fund Pro Forma Combined, Class C
Shares:




Expenses assuming redemption
$383
$1,286
$2,370
$5,052
Expenses assuming no redemption
$283
$1,286
$2,370
$5,052





COMPARISON OF POTENTIAL RISKS AND REWARDS:
 PERFORMANCE INFORMATION
Technology Fund
	Risk/Return Bar Chart and Table
	The performance information shown
below will help you analyze the Fund's
investment risks in light of its historical returns. The bar chart shows the variability of the Fund's
 Class
A Shares total returns on a calendar
year-by-year basis. The Average Annual
Total Return table
shows returns averaged over the stated
periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.
	The "y" axis reflects the "% Total
Return" beginning with "-60%" and increasing in increments of 10% up to 60%.

	The "x" axis represents calculation
periods from the earliest first full calendar
year end of the Technology Fund's
Start of Performance through the calendar
year ended 2006.  The light gray shaded
chart features seven distinct
vertical bars, each shaded in black, and
each visually representing by height the
 total return percentages for the
calendar year.   The calculated total
return percentage for the Technology Fund is stated at the top of each respective bar for the calendar years ended 2000 through 2006. The percentages notes are (45.18)%, (46.53)%, (39.85)%,
56.23%, 5.84%, 0.37%, and 4.24%,
respectively.

	The total returns shown in the bar
 chart do not reflect the payment of any
sales charges or recurring
shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
	The Fund's Class A Shares total
return for the nine-month period from
January 1, 2007 to September 30,
2007 was 20.35%.
	Within the period shown in the bar
 chart, the Fund's Class A Shares highest quarterly return was 25.71%
(quarter ended June 30, 2003). Its lowest quarterly return was (39.32)% (quarter ended December 31, 2000).
	Average Annual Total Return Table
	The Average Annual Total Returns for
the Fund's Class A Shares, Class B Shares and Class
 C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns.
Actual after-tax returns depend on each investor's
 personal tax situation, and are likely to differ from those shown. The table also shows returns for the NASDAQ Composite Index (NCI), a broad-based market index, the Merrill Lynch 100
Technology Index (MLT 100), an index measuring the performance of a cross section of large, actively traded technology stocks and ADRs, and the Lipper Science & Technology Funds
Average (LSTFA), an average of funds with similar objectives. The LSTFA returns do not reflect taxes and sales charges but do reflect other expenses and fees that the SEC requires to be reflected in a fund's performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be
reflected in the fund's performance.  Indexes
 are
unmanaged and it is not possible to invest directly in an index or an average.


	 (For the periods ended
December 31, 2006)





1 Year

5 Year

Start of Performance1
	Class A Shares:




	Return Before Taxes

	(1.57)%
	(0.49)%
	(8.24)%
Return After Taxes on Distributions2

(1.57)%
(0.49)%
(8.25)%
	Return After Taxes on
Distributions
and Sale of Fund
Shares2



	(1.02)%

	(0.41)%

	(6.68)%
	Class B Shares:




	Return Before Taxes

	(2.02)%
	(0.51)%
	(8.21)%
	Class C Shares:




	Return Before Taxes3

	1.50%
	(0.30)%
	(8.34)%
	NCI4

	10.39%
	4.98%
	(1.64)%
	MLT 1004

	11.24%
	4.70%
	(1.90)%
	LSTFA5

	7.28%
	1.17%
	(7.98)%

1	The Fund's Class A, Class B and
Class C Shares start of performance date
was September 21, 1999.
2	After-tax returns are calculated
using a standard set of assumptions. The
stated returns assume the highest historical
federal income and capital gains tax
rates. Return After Taxes on Distributions
assumes a continued investment in the Fund
and shows the effect of taxes on Fund
distributions. Return After
Taxes on Distributions and Sale of Fund Shares
assumes all Shares were redeemed at the end of
each measurement period, and shows the effect
of any
taxable gain (or offsetting loss) on redemption,
as well as the effects of taxes on Fund distributions.
These after-tax returns do not reflect the
effect of any
applicable state and local taxes. After-tax
 returns for Class B Shares and Class C Shares
 will differ from those shown above for Class
A Shares.  After-tax
returns are not relevant to investors holding
Shares through tax-deferred programs, such as
IRA or 401(k) plans.
3	The returns shown for Class C Shares
include the effect of a 1.00% front-end sales
charge on Class C Shares purchased on or before
January 31, 2007.
Effective February 1, 2007, this front-end
sales charge was eliminated.
4	The NCI is an unmanaged index that
measures all NASDAQ domestic and non-U.S.
based common stocks listed on the NASDAQ Stock
Market.
The MLT
100 is an unmanaged, equal dollar weighted
index of 100 stocks designed to measure the
performance of a cross section of large,
actively traded technology
stocks and ADRs, The index was developed with
a base value of 200 as of January 30, 1998.
5	Lipper figures represent the average o
f the total returns reported by all of the mutual
 funds designated by Lipper, Inc. as falling into the category indicated.
These figures do not reflect sales charges.


MDT FUND
?	Risk/Return Bar Chart and Table
MDT Fund is the successor to MDT Small
Cap Growth Fund pursuant to a reorganization
 that was
completed on the close of business on
December 8, 2006. Prior to that date,
MDT Fund had no investment
operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December
11, 2006, is historical information for
MDT Small Cap Growth
Fund. MDT Small Cap Growth Fund was
managed by MDT Advisers and had similar
 investment
objectives and strategies as the Fund.
The Fund's Class B Shares will commence
operations on or about
March 17, 2008.  For the period prior
to the commencement of operations the
 performance shown in the
Average Annual Total Return Table is
 for the Fund's Institutional Shares,
adjusted to reflect the expenses
of the Class B Shares.
  The performance information shown
below will help you analyze MDT Fund's
investment risks in light of its
historical returns. The bar chart
shows the variability of MDT Fund's
Class A Shares total return on a calendar
 year-
by-year basis. The Average Annual
Total Return table shows returns averaged over the stated periods, and includes comparative performance information.
MDT Fund's performance will fluctuate,
and past performance (before and
after taxes) is no guarantee of future
results.
	The "y" axis reflects the "%
Total Return" beginning with "0%" and
increasing in increments of 2% up to 10%.

	The "x" axis represents calculation
periods from the earliest first full
calendar year end of the MDT Fund's Start of Performance through the calendar year ended 2006.  The light gray shaded
 chart features one distinct vertical bar, shaded in black, and each visually representing by height the total return percentage for the calendar year.
  The
calculated total return percentage
for the MDT Fund is stated at the top of
 the respective bar for the calendar year ended 2006. The percentage notes is 9.45%.

The total return shown in the bar chart
does not reflect the payment of any sales
 charges or recurring share-
holder account fees. If these charges or fees had been included, the return shown would have been lower.
MDT Fund's Class A Shares total return for the six-month period from January 1, 2007 to June 30, 2007
was 17.09%.
Within the period shown in the bar chart, MDT Fund's Class A Shares highest quarterly return was 15.91%
(quarter ended March 31, 2006). Its lowest quarterly return was (7.62)% (quarter ended
September 30,
2006).


?	Average Annual Total Return Table
The Average Annual Total Returns for the Fund's
Class A Shares are reduced to reflect all
applicable
sales charges. Return Before Taxes is shown
for all Classes. In addition, Return After
Taxes is shown for
MDT Fund's Class A Shares to illustrate
the effect of federal taxes on Fund returns.
Actual after-tax returns
depend on each investor's personal
tax situation, and are likely to differ
from those shown. The table also shows
returns for the Russell 2000(r) Growth
Index and the Lipper Small-Cap Growth
Funds Index. Returns of
the Russell 2000(r) Growth Index do not
reflect taxes, sales charges, expenses
or other fees that the SEC
requires to be reflected in the Fund's
performance. The Russell 2000(r) Growth
Index is unmanaged and,
unlike the Fund, is not affected by cash
flows. It is not possible to invest directly
 in an index.
?	(For the Periods Ended
December 31, 2006)




1 Year

Start of
Performance1
Class A Shares:




Return Before Taxes

3.46%

5.57%
Return After Taxes on Distributions2

3.46%

5.57%
Return After Taxes on Distributions
and Sale of Fund Shares2

2.25%

4.74%
Class B Shares




Return Before Taxes

3.24%

5.96%
Class C Shares:3




Return Before Taxes

7.70%

9.51%
Russell 2000(r) Growth Index4

13.35%

12.30%
Lipper Small-Cap Growth Funds Index5

10.65%

9.95%
?
1	The start of performance date for the
Fund's Class A Shares and Class C Shares was
September 15, 2005.  Class B Shares will commence
operations on or about
March 17, 2008.  The returns shown are those of
the Fund's Institutional Shares adjusted to reflect
 the contingent deferred sales charge (CDSC)
and expense
applicable to the Class B Shares.
2	After-tax returns are calculated using a
standard set of assumptions. The stated returns
assume the highest historical federal income and
capital gains tax rates.
Return After Taxes on Distributions assumes a
continued investment in the Fund and shows the
effect of taxes on Fund distributions. Return
After Taxes on
Distributions and Sale of Fund Shares assumes
all shares were redeemed at the end of each
 measurement period, and shows the effect of
any taxable gain (or
offsetting loss) on redemption, as well as
the effects of taxes on Fund distributions.
These after-tax returns do not reflect the
effect of any applicable state and local
taxes. After-tax returns are not relevant to
investors holding Shares through tax-deferred
programs, such as IRA or 401(k) plans.
3	Historical returns do not include the
effect of a 1.00% front-end sales charge on Class
 C Shares purchased prior to February 1, 2007.
Effective February 1, 2007, this
sales charge was eliminated.
4	The Russell 2000(r) Growth Index measures
the performance of those Russell 2000 companies
with higher price-to-book ratios and higher
forecasted growth values.
5	The Lipper Small-Cap Growth Funds Index
is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P
SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year
sales-per-share growth
value, compared to the S&P SmallCap 600 Index.



Management's Discussion of Fund Performance

      Attached as Exhibit B to this
Prospectus/Proxy
Statement is the Management's
Discussion of Fund Performance and a line graph for the most recent fiscal year for Technology
Fund and MDT Fund.


FINANCIAL HIGHLIGHTS
Technology Fund
FINANCIAL HIGHLIGHTS
  The Financial Highlights will help you
understand the Fund's financial performance for its past five fiscal years.
Some of the information is presented on a
 per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information for the two fiscal years ended October 31, 2007 and 2006 has been audited by KPMG LLP, an
independent registered public accounting
 firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.



FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Year Ended October 31

2007


2006
1

2005


2004


2003

Net Asset Value, Beginning of Period

$5.53


$5.20


$5.06


$4.96


$3.33

Income From Investment Operations:















Net investment income (loss)

(0.09
)2

(0.08
)2

(0.07
)

(0.09
)2

(0.06
)2
Net realized and unrealized gain on
investments,
futures contracts and foreign currency
transactions

1.57


0.41


0.21


0.19


1.69

TOTAL FROM INVESTMENT OPERATIONS

1.48


0.33


0.14


0.10


1.63

Net Asset Value, End of Period

$7.01


$5.53


$5.20


$5.06


$4.96

Total Return3

26.76
%

6.35
%

2.77
%

2.02
%4

48.95
%
















Ratios to Average Net Assets:















Net expenses

2.06
%5

2.02
%5

2.00
%5

2.01
%5

2.01
%5
Net investment income (loss)

(1.49
)%

(1.49
)%

(1.24
)%

(1.72
)%

(1.66
)%
Expense waiver/reimbursement6

0.46
%

0.37
%

0.16
%

0.19
%

0.35
%
Supplemental Data:















Net assets, end of period (000 omitted)

$23,153

 $21,809

 $27,412

 $33,111

 $43,274

Portfolio turnover

92
%

87
%

71
%

78
%

96
%

1	Beginning with the year
ended October 31, 2006, the Fund
 was audited by KPMG LLP. The
previous years were audited by
another independent registered public
accounting firm.
2	Per share numbers have
been calculated using the average
shares method.
3	Based on net asset value,
which does not reflect the sales
charge, redemption fee or contingent
deferred sales charge, if applicable.
4	During the period, the
Fund was reimbursed by the Adviser,
which had an impact of 0.21% on the
total return.
5	The net expense ratio is
calculated without reduction for
fees paid indirectly for directed
brokerage arrangements. The net expense
ratios are 2.06%, 2.01%, 1.99%,
2.00% and 2.01% after taking into
account these expense reductions
for the years ended October 31,
2007, 2006, 2005, 2004 and 2003,
respectively.
6	This expense decrease is
reflected in both the net expense
 and the net investment income (loss)
 ratios shown above.
Further information about the Fund's
 performance is contained in the Fund's
 Annual Report, dated
October 31, 2007, which can be obtained
free of charge.



FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD)
Year Ended October 31

2007


2006
1

2005


2004


2003

Net Asset Value, Beginning of Period

$5.25


$4.97


$4.87


$4.81


$3.25

Income From Investment Operations:















Net investment income (loss)

(0.13
)2

(0.12
)2

(0.12
)

(0.12
)2

(0.09
)2
Net realized and unrealized gain on
investments,
futures contracts and foreign currency
transactions

1.48


0.40


0.22


0.18


1.65

TOTAL FROM INVESTMENT OPERATIONS

1.35


0.28


0.10


0.06


1.56

Net Asset Value, End of Period

$6.60


$5.25


$4.97


$4.87


$4.81

Total Return3

25.71
%

5.63
%

2.05
%

1.25
%4

48.00
%
















Ratios to Average Net Assets:















Net expenses

2.81
%5

2.77
%5

2.75
%5

2.76
%5

2.76
%5
Net investment income (loss)

(2.24
)%

(2.24
)%

(1.98
)%

(2.47
)%

(2.41
)%
Expense waiver/reimbursement6

0.46
%

0.37
%

0.16
%

0.19
%

0.35
%
Supplemental Data:















Net assets, end of period
(000 omitted)

$35,726

 $38,621

 $51,836

 $68,981

 $84,252

Portfolio turnover

92
%

87
%

71
%

78
%

96
%

1	Beginning with the year ended
 October 31, 2006, the Fund was audited
 by KPMG LLP. The previous years were
 audited by another independent registered
public
accounting firm.
2	Per share numbers have been
calculated using the average shares
 method.
3	Based on net asset value,
which does not reflect the sales
charge, redemption fee or contingent
deferred sales charge, if applicable.
4	During the year, the Fund
was reimbursed by the Adviser, which
 had an impact of 0.21% on the total return.
5	The net expense ratio is
calculated without reduction for
fees paid indirectly for directed
brokerage arrangements. The net
expense ratios are 2.81%, 2.76%, 2.74%,
2.75% and 2.76% after taking into
account these expense reductions for
the years ended October 31, 2007,
2006, 2005, 2004 and 2003, respectively.
6	This expense decrease is reflected
 in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance
 is contained in the Fund's Annual Report, dated
October 31, 2007, which can be obtained free of charge.



FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Year Ended October 31

2007


20061


2005


2004


2003

Net Asset Value, Beginning of Period

$5.25


$4.97


$4.87


$4.81


$3.25

Income From Investment Operations:















Net investment income (loss)

(0.13
)2

(0.11
)2

(0.12
)

(0.12
)2

(0.09
)2
Net realized and unrealized gain on
investments,
futures contracts and foreign currency
transactions

1.48


0.39


0.22


0.18


1.65

TOTAL FROM INVESTMENT OPERATIONS

1.35


0.28


0.10


0.06


1.56

Net Asset Value, End of Period

$6.60


$5.25


$4.97


$4.87


$4.81

Total Return3

25.71
%

5.63
%

2.05
%

1.25
%4

48.00
%
















Ratios to Average Net Assets:















Net expenses

2.77
%5

2.75
%5

2.75
%5

2.76
%5

2.76
%5
Net investment income (loss)

(2.21
)%

(2.22
)%

(1.97
)%

(2.47
)%

(2.41
)%
Expense waiver/reimbursement6

0.46
%

0.37
%

0.16
%

0.19
%

0.35
%
Supplemental Data:















Net assets, end of period (000 omitted)

$7,521

 $7,291

 $9,265

 $12,551

 $16,096

Portfolio turnover

92
%

87
%

71
%

78
%

96
%

1	Beginning with the year ended
October 31, 2006, the Fund was audited
 by KPMG LLP. The previous years were
audited by another independent
registered public
accounting firm.
2	Per share numbers have been
calculated using the average shares
method.
3	Based on net asset value, which
does not reflect the sales charge,
redemption fee or contingent deferred
sales charge, if applicable.
4	During the year, the Fund was
reimbursed by the Adviser, which had
an impact of 0.21% on the total return.
5	The net expense ratio is
calculated without reduction for
fees paid indirectly for directed
brokerage arrangements. The net expense
 ratios are 2.77%, 2.74%, 2.74%,
2.75% and 2.76% after taking into
account these expense reductions for the
years ended October 31, 2007, 2006, 2005,
2004 and 2003, respectively.
6	This expense decrease is reflected
in both the net expense and the net
investment income (loss) ratios shown
above.
Further information about the Fund's
performance is contained in the Fund's
Annual Report, dated
October 31, 2007, which can be obtained
free of charge.



MDT Fund
FINANCIAL HIGHLIGHTS
  The Financial Highlights will help you
 understand the Fund's Class A Shares and
Class C Shares financial
performance for its past five fiscal
years, or since inception, if the life
of the Fund is shorter. The Fund's fiscal year end is July 31. The effective date of the Fund's Class B Shares is
December 17, 2007.
As the Class B shares first
fiscal year end is July 31, 2008, the
audited financial information for the Class
 B shares is not yet available.
   Some of the information is presented
on a per share basis. Total returns
represent the rate an investor would have earned (or lost) on an investment in the
 Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by
Ernst & Young LLP, an independent registered
 public accounting firm,
whose report, along with the Fund's
audited financial statements, is
 included in the Annual Report.

  MDT Small Cap Growth Fund
(Predecessor Fund) was reorganized
into Federated MDT Small Cap Growth Fund
(Fund), a portfolio of Federated
MDT Series, as of the close of
business on December 8, 2006. Prior
to the
reorganization, the Fund had no
investment operations. The Fund is
the successor to the Predecessor Fund.
The
information presented incorporates
all operations of the Predecessor Fund,
which, as a result of the reorganization, are the Fund's operations.
FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT
 EACH PERIOD)


Year Ended
7/31/2007
1

Period
Ended
7/31/2006
2
Net Asset Value, Beginning of Period

$10.59


$10.00

Income From Investment Operations:






Net investment income (loss)

(0.14
)
3

(0.17
)
3
Net realized and unrealized gain on
investments

2.50


0.76

TOTAL FROM INVESTMENT OPERATIONS

2.36


0.59

Net Asset Value, End of Period

$12.95


$10.59

Total Return4

22.29
%

5.90
%







Ratios to Average Net Assets:






Net expenses

1.75
%

2.02
%
5
Net investment income (loss)

(1.16
)
%

(1.50
)
%
5
Expense waiver/reimbursement6

25.97
%

22.65
%
5
Supplemental Data:






Net assets, end of period
(000 omitted)

$532


$157

Portfolio turnover

157
%

157
%

1	MDT Small Cap Growth Fund
(the "Predecessor Fund") was reorganized
into Federated MDT Small Cap Growth Fund
(the "Fund") as of the close of business on
December 8, 2006. Prior to the
reorganization, the Fund had no
investment operations. The Fund is the
successor to the Predecessor Fund. The
 performance
information and financial information
 presented incorporates the operations
of the Predecessor Fund, which, as a
result of the reorganization, are the Fund's
operations.
2	Reflects operations for the
 period from September 15, 2005
(date of initial public investment) to
July 31, 2006.
3	Per share numbers have been
calculated using the average shares method.
4	Based on net asset value,
which does not reflect the sales charge,
redemption fee, or contingent deferred sales
charge,
 if applicable. Total returns for periods of
less
than one year are not annualized.
5	Computed on an annualized
basis.
6	This expense decrease is reflected
 in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's
performance is contained in the Fund's Annual
Report, dated July 31, 2007, which can be obtained free of charge.


FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Year
Ended
7/31/2007
1

Period
Ended
7/31/2006
2
Net Asset Value, Beginning of Period

$10.52


$10.00

Income From Investment Operations:






Net investment income (loss)

(0.23
)3

(0.26
)3
Net realized and unrealized gain on
investments

2.48


0.78

TOTAL FROM INVESTMENT OPERATIONS

2.25


0.52

Net Asset Value, End of Period

$12.77


$10.52

Total Return4

21.39
%

5.20
%







Ratios to Average Net Assets:






Net expenses

2.50
%

2.77
%5
Net investment income (loss)

(1.92
)
%

(2.25
)%5
Expense waiver/reimbursement6

27.07
%

25.65
%5
Supplemental Data:






Net assets, end of period (000 omitted)

$702


$348

Portfolio turnover

157
%

157
%

1	The Predecessor Fund was
reorganized into the Fund as of the
close of business on December 8, 2006.
Prior to the reorganization, the Fund
had no
investment
operations. The Fund is the successor
 to the Predecessor Fund. The
performance information and financial
information presented incorporates the
operations of the
Predecessor Fund, which, as a result
of the reorganization, are the Fund's
operations.
2	Reflects operations for the
period from September 15, 2005 (date
of initial public investment) to
July 31, 2006.
3	Per share numbers have been
calculated using the average shares method.
4	Based on net asset value,
which does not reflect the sales
charge, redemption fee, or contingent
deferred sales charge, if applicable.
Total returns for periods of less
than one year are not annualized.
5	Computed on an annualized
basis.
6	This expense decrease is
reflected in both the net expense and
the net investment income (loss) ratios
shown above.
Further information about the Fund's
performance is contained in the Fund's
Annual Report,
dated July 31, 2007, which can be
obtained free of charge.




INVESTMENT ADVISER
       The investment adviser for MDT Fund is MDT
Adviser. The Board of MDT Fund selects and
oversees MDT Adviser.  MDT Adviser manages MDT
Fund's assets, including buying and selling
portfolio securities. MDT Adviser is registered
as an investment adviser under the Investment
Advisers
Act of 1940.  The address of MDT Adviser is 125
 Cambridge Park Drive, Cambridge, MA 02140.
       The investment adviser for Technology Fund
is Technology Adviser.  The Board of Technology
Fund selects and oversees Technology Adviser.
Technology Adviser manages Technology Fund's assets,
including buying and selling portfolio securities.
Technology Adviser is registered as an investment
adviser under the Investment Advisers Act of 1940.
The address of Technology Adviser is Federated
Investors Tower, 1001 Liberty Avenue, Pittsburgh,
PA 15222-3779.
       Each Adviser is a subsidiary of Federated
Investors, Inc. ("Federated").  The Advisers and
other
subsidiaries of Federated advise approximately
148 equity, fixed-income, and money market mutual
funds as well as a variety of customized separately
managed accounts, which totaled approximately $237
billion in assets as of December 31, 2006.
Federated was established in 1955 and is one of
the largest
investment managers in the United States with
approximately 1,243 employees. Federated provides
investment products to more than 5,500 investment
professionals and institutions.
PORTFOLIO MANAGER INFORMATION
Technology Fund
	The following individuals serve as
portfolio
managers for Technology Fund:
?	Michael R. Tucker
       Michael R. Tucker has been Technology Fund's
 Portfolio Manager since March 2000. Mr.
Tucker joined Federated in June 1993 as a Research
 Assistant. He became a Vice President of
Technology Adviser in January 2005 and served as
Assistant Vice President to Technology Adviser from
March 2000 through 2004. Mr. Tucker has been a
Portfolio Manager since March 2000. He served as an
Analyst from December 1995 to May 1999 and became
a Senior Investment Analyst in June 1999. Mr.
Tucker earned his Master of Science in Industrial
Administration with an emphasis on Finance and
Strategy from Carnegie Mellon University.
?	Dana L. Meissner
       Dana L. Meissner has been Technology
 Fund's Portfolio Manager since January 2003.
Mr.
Meissner joined Federated in May 2000 as an Investment Analyst of Technology Adviser. Mr.
Meissner
was an engineering consultant with AEA
Technology Engineering Software from December 1994 through August 1998. Mr. Meissner is a
Chartered Financial Analyst and received an M.S.
in Industrial
Administration, with concentrations in
Finance and Accounting, from Carnegie
Mellon University in May
2000. He also holds an M.S. and B.S. in
Mechanical Engineering from the University of Toledo.

	The Fund's SAI provides additional
information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.
MDT Fund:
	The following individuals serve as
portfolio managers for MDT Fund:
       MDT Fund is managed by the Federated
 MDTA LLC Investment Team
(the "Investment Team"),
headed by Dr. David M. Goldsmith, who is primarily responsible for the day-to-day management of the
Fund.
       MDT Fund is the successor to MDT
Small Cap Growth Fund pursuant to a
reorganization that
was completed on December 8, 2006. Prior to that date the Fund had no investment operations. Dr.
Goldsmith has been the portfolio manager of the Fund since December 11, 2006, and prior thereto was the portfolio manager of MDT Small Cap
Growth Fund since its inception in September
2005.
       Dr. David M. Goldsmith, Ph.D.,
 Chief Investment Officer, joined MDT
Advisers (the predecessor
to the MDT Adviser) in 1990. He was
responsible for the initial development
and launch of the Optimum
Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the
Investment Team which is responsible for the ongoing development and implementation of the Optimum
Q Process. He received an A.B., Summa Cum
Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics.
 Dr. Goldsmith
also received a Ph.D. in Economics with a concentration in Finance from Harvard University.
	The Fund's SAI provides additional
information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES
 AND OTHER EXPENSES

Investment Advisory Fees
        The annual investment advisory fee for
Technology Fund is 0.75% of Technology Fund's average daily net assets. Technology
Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of Technology Fund. This voluntary waiver or reimbursement may be terminated by Technology Adviser at any time in its sole discretion.
        The annual investment advisory
 fee for MDT Fund is 1.15% of MDT Fund's
average daily net
assets.  Under the investment advisory
contract, which is subject to annual renewal by the Board of
Trustees of Federated MDT Series, MDT Adviser will waive the amount, limited to the amount of the advisory fee, by which MDT Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying
MDT Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 2.05% for
Class A Shares and 2.80% for Class C Shares of its average daily net assets. MDT Adviser has agreed to keep these contractual limitations in place through
December 8, 2008.  The advisory fee for
MDT Fund's Class B Shares is not subject to a contractual expense cap, but to the extent the advisory fee is reduced due to the expense caps for the other classes, the reduction would also apply to Class B Shares.
 In addition, MDT Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of MDT Fund.
This voluntary waiver or
reimbursement may be terminated by MDT
Adviser at any time in its sole discretion.
       A discussion of the review of
 Technology Fund's investment advisory
contract by the Board of
Trustees of the Trust is available in
Technology Fund's Annual Report dated
October 31, 2007.  A
discussion of the review of MDT Fund's
investment advisory contract by the Board of Trustees of MDT
Trust is available in MDT Fund's Annual
Report dated July 31, 2007.
Administrative Fees
       Federated Administrative Services
("FAS"), an affiliate of the Technology
Adviser and MDT
Adviser, serves as administrator to each of Technology Fund and MDT Fund and provides certain administrative personnel and services as necessary.  FAS provides these services
at an annual rate based
on the average aggregate daily net assets
 of the Funds and most of the other
Federated funds advised by
the Advisers or their affiliates.
The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets
over $20 billion.  FAS'
minimum annual administrative fee with
respect to each Fund is $150,000 per
portfolio and $40,000 per
each additional class of shares.  FAS
may choose voluntarily to waive a portion
 of its fee.  The net
administrative fee expense charged by FAS
 for Technology Fund's fiscal year ended
October 31, 2007
was $185,638, or 0.29% of average daily
 net assets.
       The administrative fee for the
period from July 15, 2006 through July 31,
2006 was pro-rated for
MDT Fund.  During the period from July 15,
2006 through July 31, 2006, FAS contractually
 agreed to
waive the portion of its fee which it would otherwise be entitled to receive from MDT
Fund.
The net
administrative fee expense charged by FAS for MDT Fund for its fiscal year ended
July 31, 2007 was
$123,643 or 2.39% of average daily net assets.
       The Funds and their affiliated service
providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators)
 whose
customers are shareholders of the Funds.
Service Fees
       Technology Fund and MDT Fund may pay
 a Service Fee of up to 0.25% of average
net assets to
financial intermediaries, or to Federated
Shareholder Services Company (FSSC), a
subsidiary of
Federated, for providing services to
shareholders and maintaining shareholder
 accounts.  Intermediaries
that receive Service Fees may include
a company affiliated with management of
Federated.  If a financial
intermediary receives Service Fees on an account, it is not eligible to also receive
 Account Administration
Fees on the same account.
Rule 12b-1 Fees
       Federated Securities Corp.
 ("FSC"), an affiliate of the
Advisers, is the principal distributor
(the
"Distributor") for shares of
 the Funds.  Both Funds have adopted
 a Rule 12b-1 Distribution Plan (the
"Distribution Plan") which allows
them to pay marketing fees of up
 to 0.25% of average net assets
of the
Fund's Class A Shares and 0.75%
of average net assets of the Fund's
 Class B Shares and Class C Shares
to the Distributor for the sale,
distribution, administration and
customer servicing of the Fund's Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of
them to financial intermediaries
whose customers purchase Shares.
Because the Fund pays marketing
fees in respect of these share
classes on an ongoing basis, your
investment cost in these shares may be
higher over time than would be an
investment in other shares with different sales charges and marketing fees.
Account Administration Fees
       The Funds may pay Account
Administration Fees of up to 0.25% of
average net assets to banks
that are not registered as broker-dealers
 or investment advisers for providing
administrative services to the
Funds and shareholders. If a financia
l intermediary receives Account
 Administration Fees on an account,
it is not eligible to also receive
Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
       The Funds may pay Recordkeeping
Fees on an average net assets basis or
on a per account per
year basis to financial intermediaries
for providing recordkeeping services
to the Funds and shareholders.
If a financial intermediary receives
Recordkeeping Fees on an account, it
is not eligible to also receive
Account Administration Fees or
 Networking Fees on that same account.
Networking Fees
       The Funds may reimburse
 Networking Fees on a per
account per year basis to financial
intermediaries for providing
administrative services to the Funds
and shareholders on certain non-
omnibus accounts.  If a financial
intermediary receives Networking
Fees on an account, it is not
 eligible
to also receive Recordkeeping Fees
on that same account.
Additional Payments to Financial
Intermediaries
       The Distributor may pay
out of its own resources amounts
(including items of material value) to
certain financial intermediaries
that support the sale of Shares or
provide services to the Funds'
shareholders.  The amounts of
these payments could be significant,
and may create an incentive for the
financial intermediary or its
employees or associated persons
 to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of
companies affiliated
with the Distributor (including
the Advisers).  These payments
are not reflected in the fees
and expenses
listed in the fee table section
of the Funds' prospectuses and
described above because they are
not paid by
the Funds.
       These payments are negotiated
and may be based on such factors as
the number or value of
Shares that the financial intermediary
sells or may sell; the value of client
assets invested; or the type and
nature of services or support
furnished by the financial intermediary. T hese payments may be in addition to payments made by the Funds to the financial intermediary under a Rule
12b-1 Plan and/or Service Fees
arrangement. In connection with these
 payments,
the financial intermediary may elevate the prominence or profile of the Funds and/or other F ederated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
       The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust
Company. Procedures for the purchase, exchange, and redemption of MDT Fund's Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of
Technology Fund's Shares. Reference is made to the Prospectuses of MDT Fund and the Prospectus of
Technology Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to MDT Fund's Shares and Technology Fund's
Shares,
respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption
procedures applicable to MDT Fund's and
Technology Fund's Shares.
Purchases
       Shares of Technology Fund and MDT
Fund may be purchased any day the New York
Stock
Exchange (NYSE) is open. When the Funds receive your transaction request in proper form (as described in the Prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price).
When the Funds hold securities that trade in foreign markets on days the NYSE is closed, the value of the Funds' assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally
4:00 p.m.
Eastern time) each day the NYSE is open.
       Purchases of both Funds may be made
through an intermediary, directly from the
 Fund or through
an exchange from another Federated fund.
Each Fund reserves the right to reject any
 request to purchase
or exchange shares.
       Purchasers of both Funds' Class A
Shares
incur a front-end sales charge of up to
 5.50% of the
public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares.
 For purchases of $1 million or more, a
contingent deferred
sales charge of 0.75% of the redemption
amount
applies to Class A Shares redeemed up to
 24 months
after purchase under certain investment
programs
where a financial intermediary received
an advance
payment on the transaction.


There is no front-end sales charge upon
 purchase of Class B or Class C Shares.
  However, upon
redemption, holders of both MDT Fund's
 and Technology Fund's Class B Shares may
 incur
a contingent
deferred sales charge, or CDSC.
The CDSC for Class C Shares is 1%
 on Class C Shares redeemed within
12 months of the purchase date.
The CDSC on Class B Shares varies
according to the length of time the
Class B Shares are held as follows:
Shares Held Up To:
Contingent Deferred
Sales Charge
1 Year
5.50%
2 Years
4.75%
3 Years
4.00%
4 Years
3.00%
5 Years
2.00%
6 Years
1.00%
7 Years or More
0.00%


The CDSC is calculated using the Share price
 at the time of purchase or redemption,
whichever
is lower.
The CDSC on each Fund's Class B and Class C
Shares may be reduced or eliminated in the
circumstances, which are identical for each
Fund, described in the Prospectuses for the
 Funds' Class B
and Class C Shares.
       The following chart shows the minimum
initial and subsequent investment minimum
amounts for
each Fund:
Fund
Initial
Investment
Minimum
Subsequent
Investment
Minimum
Systematic Investment
Program
Initial/Subsequent
Investment Minimum
Technology Fund/ MDT Fund - Class A
Shares
$1,500
$100
$50/$50
Technology Fund/ MDT Fund - Class B
Shares
$1,500
$100
$50/$50
Technology Fund/ MDT Fund - Class C
Shares
$1,500
$100
$50/$50

       For Trustees
and Officers of the
Federated MDT Funds or
of the former MDT Funds,
shareholders of any
MDT Fund as of August
26, 2006, employees of
MDT Adviser, and former members
of the Memorial Drive
Trust, the required minimum
initial investment of MDT Fund
shares is $1,000.

       Due to the high cost
of maintaining accounts with
 low balances, accounts may be
closed if
redemptions or exchanges
cause the account balance to
 fall below the minimum initial
investment
amount.  Before an account is
closed, you will be notified and
allowed 30 days to purchase additional
shares to meet the minimum.
       In addition to purchases by
wire and by check, both Funds offer
the following purchase options:
(i) Through an Exchange:
Shareholders may purchase through
an exchange from the same class of
another Federated fund.  You must
meet the minimum initial investment
requirement for purchasing
shares and both accounts must have
identical registrations; (ii) By
Automated Clearing House (ACH):
Once you have opened your account,
you may purchase additional shares
through a depository institution
that is an ACH member; (iii) Systematic
Investment Program: all classes can
purchase shares by using the
Systematic Investment Program (SIP).
Redemptions and Exchanges
       Redemptions and exchanges of
each Fund may be made through a financial
 intermediary or
directly from the Fund by telephone
or by mailing a written request.
Shares of both Funds may be
redeemed for cash or exchanged for
shares of the same class of other
Federated funds on days on which
the Fund computes its NAV.
       Each Fund has an exchange
privilege that allows shareholders
 to exchange shares of the Fund
into shares of the same class of
another Federated fund.
       Any questions about the
 foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-
7400.
DIVIDENDS AND DISTRIBUTIONS;
TAX INFORMATION; FREQUENT TRADING;
PORTFOLIO
HOLDINGS DISCLOSURE POLICY
Dividends and Distributions
       Both Funds declare and pay
any dividends annually to shareholders.
 In addition, both Funds pay
any capital gains at least annually.
 Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.
Tax Information
       It is anticipated that both Funds'
distributions will be primarily capital
gains.
The Funds'
distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the
Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.
Redemptions
and exchanges are taxable sales.
Frequent Trading
       Frequent or short-term trading into
and out of the Funds can have adverse
consequences for the
Funds and shareholders who use the Funds as
 a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring them to sell investments at
inopportune times or maintain excessive
short-term or cash positions to support
 redemptions), increase
brokerage and administrative costs
and affect the timing and amount of
taxable distributions by the Funds.
Investors engaged in such trading may
also seek to profit by anticipating
changes in a Fund's NAV in
advance of the time as of which NAV is
calculated.
       Each Fund's Board has approved policies
and procedures intended to discourage excessive frequent or short-term trading of its shares.
These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
       Each Fund's SAI contains a description
of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The
SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION
       The Plan provides for the Reorganization
to occur on the Closing Date, which is expected
to be
on or after March 14, 2008.  On the Closing Date,
all of the assets of Technology Fund will be
transferred
to MDT Fund.  In exchange for the transfer of
these assets, MDT Fund will simultaneously
issue to
Technology Fund a number of full and fractional
Class A Shares, Class B Shares and Class C Shares
 of
MDT Fund equal in value to the aggregate NAV of
the Class A, Class B Shares and Class C Shares,
respectively, of Technology Fund calculated as
of 4:00 p.m. on the Closing Date.
       The value of Technology Fund's assets to
 be acquired by MDT Fund shall be the value of
such
assets at the Closing Date of the Reorganization
using the valuation procedures set forth in MDT
Fund's
Declaration of Trust and its current Prospectus
 and SAI, or such other valuation procedures as
Technology Fund and MDT Fund shall mutually
agree.  There are no material differences
 between the
valuation procedures of Technology Fund
and MDT Fund.  The Funds generally value
equity securities
according to the last sale price or official
closing price reported in the market in which
they are primarily
traded (either a national securities exchange
or the over-the-counter market).  Futures
contracts
 and
options are generally valued at market values
established by the exchanges on which they are
 traded at the
close of trading on such exchanges.  The Funds
generally value total return swaps based upon
a valuation
model determined by management incorporating
 underlying reference indexes, interest rates,
 yield curves
and other market data or factors.  The Funds
value investments in other registered open-end
investment
companies at NAV.  If prices are not available
from an independent pricing service, securities and
derivative contracts traded in the over-the-counter
market are generally valued according to the mean
between the last bid and the last asked price for
the security or contract as provided by an
investment
dealer or other financial institution that deals
in the security or contract.
       Technology Fund will discharge all of its
liabilities and obligations prior to consummation
of the
Reorganization.  Following the transfer of its
assets in exchange for Class A Shares, Class B
 Shares and
Class C Shares of MDT Fund, Technology Fund will
distribute the Class A Shares, Class B Shares and
Class C Shares of MDT Fund pro rata to shareholders
of record of Class A Shares, Class B Shares and
Class C Shares of Technology Fund, respectively,
in complete liquidation of Technology Fund.
Shareholders of Technology Fund owning shares
 on the Closing Date of the Reorganization will
 receive
that number of Class A Shares, Class B Shares
 and Class C Shares, respectively, of MDT Fund
 which
have the same aggregate value as the shareholder
 held in Technology Fund immediately before the
Reorganization.  This distribution will be
accomplished by the establishment of accounts
in the names of
Technology Fund's shareholders on the share
records of MDT Fund's transfer agent.  MDT Fund does
not issue share certificates to shareholders
..
       Following the consummation of the
Reorganization, Technology Fund will then be terminated;
the Trust will amend its Declaration of
Trust to remove Technology Fund as a series of the Trust.
       The transfer of shareholder accounts
from Technology Fund to MDT Fund will occur automatically. It is not necessary for Technology Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios, and you may incur sales charges that you would not incur in
the Reorganization.
       The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the
Reorganization by Technology Fund's
shareholders; and (ii) the receipt by the Trust and MDT Trust of an opinion to the effect that the Reorganization will be tax-free to Technology Fund, its shareholders and
MDT Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board or the Trustees determines that the Reorganization is not in the best interest of the shareholders of Technology Fund or MDT Fund, respectively.
       The expenses of the Reorganization
will be paid by MDT Adviser or its affiliates.
Reorganization expenses include, without limitation:
expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage;
printing;
accounting fees; legal fees incurred by
Technology
Fund and MDT Fund; proxy solicitation costs;
and other
related administrative or operational costs. Any brokerage charges associated with the purchase or disposition of portfolio securities by Technology
Fund
prior to the Reorganization will be borne by Technology Fund.
       The foregoing brief summary of the Plan
is qualified in its entirety by the terms and
 provisions
of
the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF MDT FUND'S SHARE CLASSES AND
CAPITALIZATION
       Class A Shares, Class B Shares and Class
 C Shares of MDT Fund to be issued to shareholders of
Technology Fund's Class A Shares, Class
B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectuses of MDT
 Fund provided
herewith for additional information about
Class A Shares, Class B Shares and Class C Shares of MDT
Fund.
       	The following tables sets forth the
 unaudited capitalization of  MDT Fund's
and
Technology Fund's Class A Shares,
 Class B Shares and Class C Shares
as of November 12, 2007 and on
a pro forma combined basis after
giving effect to the Reorganization
as of that date:

Fund

Total Net Assets*

Shares Outstanding
Net Asset Value Per
Share
Federated Technology Fund - Class A
Shares

$20,481,054

3,305,290

$6.20
Adjustments
-
(1,702,704)

Federated MDT Small Cap Growth
Fund - Class A Shares

$1,623,213

126,981

$12.78
Federated MDT Small Cap Growth
Fund, Pro Forma Combined - Class A
Shares


$22,104,267


1,729,567


$12.78




Federated Technology Fund - Class B
Shares

$31,154,934

5,345,311

$5.83
Adjustments
-
(2,922,688)


Federated MDT Small Cap Growth
Fund - Class B Shares


$0


0


$12.86
Federated MDT Small Cap Growth
Fund, Pro Forma Combined - Class B
Shares


$31,154,934


2,422,623


$12.86




Federated Technology Fund - Class C
Shares

$6,521,704

1,117,944

$5.83
Adjustments
-
(599,526)

Federated MDT Small Cap Growth
Fund - Class C Shares

$1,265,864

100,663

$12.58
Federated MDT Small Cap Growth
Fund, Pro Forma Combined - Class C
Shares


$7,787,568


619,081


$12.58

* Does not reflect additional $26,120,241 of net assets of Federated MDT Small Cap Growth
Fund represented by the
Institutional Share class.

FEDERAL TAX CONSEQUENCES
       As a condition to the Reorganization,
MDT Fund and Technology Fund will receive an
 opinion of
counsel to the effect that, on the basis of
the existing provisions of the Internal Revenue
Code of 1986, as
amended (the "Code"), current administrative
rules and court decisions, for federal income
tax purposes:
*	the Reorganization as set forth in the
Plan will constitute a tax-free reorganization
under
section 368(a) of the Code, and Technology
Fund and MDT Fund each will be a "party to
a reorganization" within the meaning of
section 368(b) of the Code;
*	no gain or loss will be recognized
by MDT Fund upon its receipt of Technology
Fund's
assets in exchange for Class A Shares,
Class B Shares and Class C Shares of
 MDT Fund;
*	no gain or loss will be
recognized by Technology Fund upon
transfer of its assets to MDT
Fund in exchange for MDT Fund Class
 A Shares, Class B Shares and
Class C Shares or
upon the distribution of MDT Fund's
shares to Technology Fund's shareholders in
exchange for their Class A Shares,
Class B Shares and Class C Shares,
 respectively;
*	no gain or loss will be
 recognized by shareholders of
Technology Fund upon exchange of
their Class A Shares, Class B
Shares and Class C Shares for
 Class A Shares Class B
Shares and Class C Shares,
respectively, of MDT Fund;
*	the aggregate tax basis
of the Class A Shares,
 Class B Shares and Class C Shares
of MDT
Fund received by each shareholder
of Technology Fund pursuant to
the Plan will be the
same as the aggregate tax basis
of the shares of Technology Fund
held by such
shareholder immediately prior to
the Reorganization;
*	the holding period of MDT
Fund's Class A Shares,
Class B Shares and Class C Shares
received by each shareholder of
Technology Fund pursuant to the
Plan will include the
period during which Technology
Fund Class A Shares, Class B Shares and
Class C
Shares, respectively, exchanged
therefor were held by such shareholder,
 provided the
shares of Technology Fund were held as
 capital assets on the date of the
Reorganization;
*	the tax basis of the assets of
 Technology Fund acquired by MDT Fund
 will be the same
as the tax basis of such assets to
 Technology Fund immediately prior to the
Reorganization; and
*	the holding period of
Technology Fund's assets in the hands
of MDT Fund will include
the period during which those assets
 were held by Technology Fund.
	Based on projections as
of December 31, 2007, Technology
Fund will have
approximately $498 million of
capital loss carryforwards a
vailable to be transferred to MDT
Fund in the Reorganization.  It
is anticipated that any capital
loss carryforwards of Technology
Fund which were generated prior
to the Reorganization and which
 are unutilized at the time of
the Reorganization will remain
available to MDT Fund following
 the Reorganization, subject to
any applicable limitations under
 the Code, (including the annual
expiration of the various
carryforward periods through 2010).

	The foregoing opinion may
state that no opinion is expressed
 as to the effect of the
Reorganization on MDT Fund, Technology
 Fund or Technology Fund's shareholders
with
respect to any asset as to which
unrealized gain or loss is required
 to be recognized for federal
income tax purposes at the end of a
taxable year (or on the termination
or transfer thereof) under
a mark-to-market system of accountin
g.

       Shareholders of Technology
Fund should consult their tax
advisors regarding the effect,
if any, of
the Reorganization in light of their
 individual circumstances.  Because
the foregoing discussion only
relates to the federal income tax
consequences of the Reorganization,
those shareholders also should
consult their tax advisors about
state and local tax consequences,
 if any, of the Reorganization.
       Because Technology Fund
has a capital loss carry-forward
 greatly in excess of its unrealized
capital gains, there will be no
capital gains distribution by
Technology Fund before the Closing
 Date,
even if capital gains are realized in
dispositions of portfolio securities
in connection with the
Reorganization.  Technology Fund will
distribute to shareholders any previously undistributed ordinary income accumulated prior to the
Reorganization.



COMPARATIVE INFORMATION ON SHAREHOLDER
RIGHTS
       Both the Trust and MDT Trust
(each the "Trust" and collectively the
"Trusts")
are open-end,
management investment companies.
The Trusts were established under
the laws of the Commonwealth
of Massachusetts.  The rights of
shareholders of Technology Fund a
nd MDT Fund are defined by the
respective Funds' Declaration of
Trust and Bylaws and by the Laws of the
 Commonwealth of
Massachusetts.  The rights of the
stockholders of the two Funds relating
to voting, distributions and
redemptions are substantially similar.
The chart below describes some of the
differences between your
rights as a shareholder of Technology
Fund and your rights as a shareholder
of MDT Fund.
CATEGORY
TECHNOLOGY FUND
MDT FUND
Preemptive Rights
None
Same
Preferences
None
Same
Appraisal Rights
None
Same
Conversion Rights
None
Same
Exchange Rights
(other than the
right to exchange
for shares of the
same class of other
Federated mutual
funds as provided
in the Funds'
prospectuses)
None
Same
Minimum Account
Size
Class A Shares - $1,500
Class B Shares - $1,500
Class C Shares - $1,500
Same
Annual Meetings
Not required
Same
Right to Call
Shareholder
Meetings
Shall be called upon the written
request of the holders of at least
10% of outstanding shares of the
Fund entitled to vote at the
meeting.
Same
Notice of Meetings
Mailed to each shareholder
entitled to vote at least 15 days
before the meeting.
Same



CATEGORY
TECHNOLOGY FUND
MDT FUND
Record Date For
Meetings
The Board of Trustees may fix a
date not more than 60 days before
the meeting date as the record date
for determining shareholders
entitled to notice of or to vote at
any Meeting of shareholders.
The Board of Trustees may fix a
date not more than 90 days before
the meeting date as the record date
for determining Shareholders
entitled to notice of and to vote at
any meeting of shareholders.
Quorum for
Meetings
Except when otherwise required
by law, the presence in person or
by proxy of the holders of one-
fourth of the shares entitled to
vote constitutes a quorum at any
meeting of shareholders.
 Except when otherwise required
by law, the presence in person or
by proxy of the holders of one-
third of the shares entitled to vote
constitutes a quorum at any
meeting of shareholders.
Vote Required for
Election of
Trustees/Directors
A plurality of votes cast at the
meeting. Cumulative voting is not
permitted.
A plurality of votes cast at the
meeting. Cumulative voting is not
permitted.
Adjournment of
Meetings
In the absence of a quorum, a
majority of the shares present in
person or by proxy entitled to vote
may adjourn the meeting from
time to time without further notice
than by announcement at the
meeting until a quorum shall be
present.
In the absence of a quorum, a
plurality of the shares present in
person or by proxy may adjourn
the meeting from time to time
without further notice than by
announcement at the meeting until
a quorum shall be present.

Category
TECHNOLOGY FUND
MDT FUND
Removal of
Trustees Directors
by Shareholders
A Trustee may be removed from
office at any special meeting of
shareholders by a vote of two-
thirds of the outstanding shares.
Same
Personal Liability
of Officers and
Trustees
Provided they have acted under
the belief that their actions are in
the best interest of the Trust, the
Trustees and officers shall not be
responsible for or liable in any
event for neglect or wrongdoing
by them or any officer, agent,
employee, investment adviser or
principal underwriter of the Trust
or of any entity providing
administrative services to the
Trust, but nothing herein
contained shall protect any
Trustee or officer against any
liability to which he would
otherwise be subject by reason of
willful misfeasance, bad faith,
gross negligence or reckless
disregard of the duties involved in
the conduct of his office.
Trustees and officers of the Trust
shall be liable for the their willful
misfeasance, bad faith, gross
negligence or reckless disregard of
the duties involved in the conduct
of the office of Trustee or officer,
as the case may be, and for
nothing else.
Personal Liability
of Shareholders
  Under certain circumstances,
shareholders may be held
personally liable as partners under
Massachusetts law for obligations
of the Trust.  To protect its
shareholders, the Trust has filed
legal documents with
Massachusetts that expressly
disclaim the liability of its
shareholders for acts or
obligations of the Trust.

In the unlikely event a shareholder
is held personally liable for the
Trust's obligations, the Trust is
required by the Declaration of
Trust to use its property to protect
or compensate the shareholder. On
request, the Trust will defend any
claim made and pay any judgment
against a shareholder for any act
or obligation of the Trust.
Therefore, financial loss resulting
from liability as a shareholder will
occur only if the Trust itself
cannot meet its obligations to
indemnify shareholders and pay
judgments against them.

Same
Number of
Authorized Shares;
Par Value
Unlimited; no par value
Same


INFORMATION ABOUT MDT FUND AND
 TECHNOLOGY
FUND

WHERE TO FIND ADDITIONAL INFORMATION
       Information about Technology
Fund is included in its Prospectus
and its SAI dated December 31,
2007, each of which is incorporated
herein by reference.  Information
about MDT Fund is included in its
Prospectus and its SAI for the Class
A Shares and Class C Shares dated
September 30, 2007, and in its
Prospectus and its SAI for the Class
B Shares dated December 17, 2007,
each of which is incorporated
herein by reference.  A copy of
each Prospectus for MDT Fund accompanies this Prospectus/Proxy
Statement.  Copies of the SAIs of
 MDT Fund, the Prospectus and SAI of
Technology Fund and the SAI
dated December 17, 2007 relating to
this Prospectus/Proxy Statement, all
of which have been filed with
the SEC, may be obtained without
charge by contacting the Funds at
1-800-341-7400 or by writing to
Federated Investors Funds, 5800
Corporate Drive, Pittsburgh,
Pennsylvania 15237-7000.  The
Prospectuses and SAIs of Technology
Fund and MDT Fund are also available
electronically at
Federated's website at FederatedInvestors.com.
       MDT Trust, on behalf of MDT
Fund, and the Trust, on behalf of
Technology Fund, are subject to
the informational requirements of
the Securities Act of 1933, the
 Securities Exchange Act of 1934,
and
the 1940 Act, and in accordance
therewith file reports and other
information with the SEC.  Reports,
proxy and information statements
and other information filed by MDT
Trust, on behalf of MDT Fund and
by the Trust, on behalf of Technology
Fund, can be obtained by calling or
writing the Funds and can also
be inspected and copied by the public
 at the public reference facilities
maintained by the SEC in
Washington, DC located at Room 1580,
 100 F Street, N.E., Washington, D.C 20549.
Copies of such
material can be obtained at prescribed rates from the Public Reference Branch, Office of
Consumer
Affairs and Information Services, SEC,
Washington DC 20549, or obtained electronically from the
EDGAR database on the SEC's website
(www.sec.gov).
LEGAL PROCEEDINGS
       Since October 2003, Federated and
related entities (collectively, "Federated"), and various
Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds
during specified periods beginning
November 1, 1998.
The suits are generally similar in alleging that
Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which
allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement
that it
had received requests for information on shareholder trading activities in the Funds from the SEC, the
Office of the New York State Attorney General
("NYAG"), and other authorities.  In that regard,
 on
November 28, 2005, Federated announced that it had reached final settlements with the SEC and the
NYAG with respect to those matters.
Specifically,
the SEC and NYAG settled proceedings
against three
Federated subsidiaries involving undisclosed market timing arrangements and late trading.
The SEC
made findings:  that Federated Investment
Management
Company ("FIMC"), an SEC-registered
investment adviser to various Funds,
and Federated
Securities Corp., an SEC-registered
broker-dealer
and
distributor for the Funds, violated provisions
 of
the Investment Advisers Act and Investment
Company
Act by approving, but not disclosing,
three market
timing arrangements, or the associated
conflict of
interest between FIMC and the funds
 involved in
the arrangements, either to other
fund shareholders
or to
the funds' board; and that Federated Shareholder
Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York
State law. Federated entered into the
settlements
without
admitting or denying the regulators' findings.
As Federated previously reported in 2004, it has
 already paid approximately $8.0 million to certain funds as determined by an independent consultant.
As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in
Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at
FederatedInvestors.com.
       Federated and various Funds have also
been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western
District of
Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.
       The Board of the Funds has retained the
law firm of Dickstein Shapiro LLP to represent the
Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation.
Additional lawsuits based upon similar allegations
 may be
filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL
MEETING
        Proxies are being solicited by the
Board of the Trust on behalf of its portfolio, Technology Fund.
The proxies will be voted at the special
 meeting of shareholders of Technology
Fund to be held at 2:00
p.m. (Eastern Time) on March 5, 2008, at
5800 Corporate Drive, Pittsburgh, Pennsylvania
15237-7000
(such special meeting and any adjournment or
 postponement thereof are referred to as the "Special
Meeting").
       The cost of the solicitation,
including the printing and mailing of
 proxy materials, will be borne
by MDT Adviser or its affiliates.  In
addition to solicitations through the
mails, proxies may be solicited
by officers, employees, and agents of
MDT Adviser or its affiliates or, if
necessary, a communications
firm retained for this purpose.  Such
solicitations may be by telephone, through Internet or otherwise.
Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or
otherwise change their
voting instructions as shareholders
submitting proxies in written form.
The Trust may reimburse
custodians, nominees, and fiduciaries
for the reasonable costs incurred by
them in connection with
forwarding solicitation materials to
the beneficial owners of shares held
of record by such persons.
       The purpose of the Special
Meeting is set forth in the accompanying
 Notice.  The Board of the
Trust knows of no business other than
that mentioned in the Notice that will
be presented for
consideration at the Special Meeting.
Should other business properly be brought before the Special
Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.
This Prospectus/Proxy Statement and the
 enclosed proxy card are expected to be
mailed on or about
January 25, 2008, to shareholders of
record at the close of business on
January 7, 2008 (the "Record
Date").
       Technology Fund's Annual Report,
which includes audited financial
statements for its fiscal year
ended October 31, 2007, was previously
mailed to shareholders of Technology Fund.
 MDT Fund's
Annual Report, which includes audited financial
 statements for its fiscal year ended
July 31, 2007, was
previously mailed to shareholders of MDT
Fund.
       Technology Fund and MDT Fund will
 promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy
Statement is delivered, a copy of its Annual
 Report.
Requests for Annual Reports for Technology
Fund or MDT Fund may be made by writing to the Fund's principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.
The principal
executive office for both Funds is located
 at Federated Investors Funds, 5800
Corporate Drive,
Pittsburgh,
Pennsylvania 15237-7000.  The reports are also
 available electronically at Federated's
website at
FederatedInvestors.com.
Proxies, Quorum and Voting at the Special
Meeting
       Only shareholders of record on the
Record Date will be entitled to vote at the Special Meeting.
Each Class A, Class B and Class C Share of
Technology Fund is entitled to one vote.
 Fractional shares
are entitled to proportionate shares of
one vote.  The votes of shareholders of
MDT Fund are not being
solicited since their approval is not
required in order to effect the Reorganization.
       Any person given a proxy has the
power to revoke it any time prior to its
 exercise by executing a
superseding proxy or by submitting a
written notice of revocation to the
Secretary of the Trust.  In
addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.
If no instruction is given on the submitted proxy,
 the persons
named as proxies will vote the shares
represented thereby in favor of approval of the Agreement and
Plan of Reorganization.
       In order to hold the Special Meeting,
a "quorum" of shareholders of Technology Fund must be present. Due to the requirements of the 1940
Act discussed in the next paragraph, holders of more than
50% of the total number of Class A Shares, Class B Shares and Class C Shares of
Technology Fund
entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.
Holders of one-fourth the
total number of Class A, Class  B and
Class C Shares of Technology Fund entitled to vote, present in person or by proxy, shall be required ot constitute a quorum for the purpose of transacting any other business which may come before the meeting.
       Shareholder approval with respect
to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or
more of the Class A Shares, Class B Shares and Class C Shares of Technology Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class
A Shares, Class B Shares and Class C Shares
 of Technology Fund are present or represented by proxy; or
(B) more than 50% of the outstanding Class
 A Shares, Class B Shares and Class C Shares of Technology
Fund, voting together as a single class.
       For purposes of determining a quorum
for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.
       If a quorum is not present, the
persons named as proxies may vote those
proxies that have been
received to adjourn the Special Meeting

from time to time (to a date not later
than 120 days after the
original record date) without further
notice other than by announcement to be
given at the meeting until a
quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special
Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the
Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
       Officers and Trustees of the Trust own
less than 1% of Technology Fund's outstanding shares.
       At the close of business on the Record
Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class
A Shares of Technology Fund:
       EMJAY Corporation, Greenwood Village,
CO, owned approximately 306,455 Shares (8.28%).
       At the close of business on the Record
Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding
Class B Shares of Technology Fund:
       Pershing LLC, Jersey City NJ, owned
approximately 413,422 Shares (9.00%).
       At the close of business on the Record
Date, the following persons owned, to the
 knowledge of
management, more than 5% of the outstanding
Class C Shares of Technology Fund:
       UBS Financial Services, Inc., Scarsdale
NY, owned approximately 71,631 Shares (6.77%);
Citigroup Global Markets, Inc., New York, NY, owned approximately 78,916 Shares (7.46%); Merrill
Lynch, Pierce, Fenner & Smith, Jacksonville,
FL, owned approximately 124,261 Shares (11.74%).
       Officers and Trustees of the Trust
own less than 1% of each class of MDT Fund's outstanding shares.
       At the close of business on the Record
Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding
Class A Shares of MDT Fund:
       LPL Financial Services, San Diego, CA,
owned approximately 9,607 Shares (5.82%); Edward
Jones & Co., Maryland Heights, MO, owned approximately 15,473 Shares (9.37%).
       At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C
Shares of MDT Fund:
       Merrill Lynch, Pierce, Fenner & Smith,
Jacksonville, FL, owned approximately 48,996 Shares
(49.50%).
Shareholders owning 25% or more of outstanding
Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS
       Each Fund is managed by its Adviser.
Both Advisers are  subsidiaries of Federated
 Investors,
Inc.. All of the voting securities of Federated are owned by a trust, the trustees of which are John F.
Donahue, his wife and his son, J. Christopher
Donahue.  John F. Donahue and J. Christopher
Donahue
currently serve as trustees of both the Trust and MDT Trust.


OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED
IN THE PROXY
       Technology Fund is not required, and does
not intend, to hold regular annual meetings of
shareholders.  Shareholders wishing to submit
proposals
 for consideration for inclusion in a Proxy
Statement for the next meeting of shareholders
should send their written proposals to Federated
Equity
Funds, Federated Investors Funds, 5800 Corporate
Drive, Pittsburgh, Pennsylvania 15237-7000, so that
they are received within a reasonable time before
any such meeting.
       No business other than the matters described
above is expected to come before the Special
Meeting, but should any other matter requiring a
vote of shareholders arise, including any question
as to
an adjournment or postponement of the Special
Meeting, the persons named on the enclosed proxy
card
will vote on such matters according to their
 best judgment in the interests of Technology
Fund.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE
AND SIGN THE
ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED
ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES.
By Order of the Board of Directors,
/s/ John W. McGonigle
John W. McGonigle, Secretary
January 25, 2008





EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION
(the "Agreement") is made as of
this 28th day of December 2007, by and between FEDERATED MDT SERIES, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh,
 PA, 15237 (the
"MDT Trust"), with respect to Federated MDT
Small Cap Growth Fund, a series of the MDT Trust
("Acquiring Fund"), and FEDERATED EQUITY
FUNDS a Massachusetts business trust with its principal place of business at 5800 Corporate
Drive, Pittsburgh, PA, 15237 (the "Equity Trust"), with respect to Federated Technology Fund, a series of the Equity Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").
       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States
 Internal
 Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder.
 The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and
Class C Shares of the Acquiring Fund ("Acquiring
Fund Shares"); and (ii) the distribution of Class A
Shares, Class B Shares and Class C Shares of the
Acquiring Fund to the holders of Class A Shares,
Class B Shares and Class C Shares, respectively,
 of the Acquired Fund ("Acquired Fund Shares") and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in
this Agreement (the "Reorganization").
       WHEREAS, the Acquired Fund is a separate series of the Equity Trust, the Acquiring Fund is a separate series of the MDT Trust and the Equity
Trust and the MDT Trust are open-end, registered management investment companies and the Acquired
 Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
       WHEREAS, the Acquiring Fund and the
Acquired Fund are authorized to issue their shares of beneficial interest;
       WHEREAS, the Trustees of the MDT Trust
have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
       WHEREAS, the Trustees of the Equity
Trust have determined that the Reorganization,
 with
respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
       NOW, THEREFORE, in consideration
of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN
EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION OF THE ACQUIRED FUND
       	1.1	THE EXCHANGE.  Subject to the
terms and conditions contained herein and on
the basis of the
representations and warranties contained
herein, the Acquired Fund agrees to transfer
all of its assets, as set forth in
paragraph 1.2, to the Acquiring Fund.
 In exchange, the Acquiring Fund agrees:
(i) to deliver to the Acquired Fund
the number of each class of  full and
fractional Acquiring Fund Shares, determined
by (a) multiplying the shares
outstanding of  each class of the Acquired
Fund Shares by (b) the ratio computed by
dividing
 (x) the net asset value
per share of such class of the Acquired
Fund Shares by (y) the net asset value per
share
 of the  corresponding class
of the Acquiring Fund Shares computed in
 the
 manner and as of the time and date set
forth
in paragraph 2.2.
Holders of the Acquired Fund's Class A Shares,
Class B Shares and Class C Shares will receive
Class A Shares,
Class B Shares and Class C Shares, respectively,
 of the Acquiring Fund.  Such transactions
shall take place at the
closing on the Closing Date provided for in
 paragraph 3.1.
       	1.2	ASSETS TO BE ACQUIRED.  The
assets of the Acquired Fund to be acquired by
 the Acquiring
Fund shall consist of property having a
value equal to the total net assets of the
 Acquired Fund, including, without
limitation, cash, securities, commodities,
interests in futures and dividends or interest
receivable, owned by the
Acquired Fund and any deferred or prepaid
expenses shown as an asset on the books of the
Acquired Fund on the
Closing Date.
       The Acquired Fund has provided the
 Acquiring
Fund with its most recent audited financial
statements,
which contain a list of all of the Acquired
Fund's
assets as of the date of such statements.
The
Acquired Fund
hereby represents that as of the date of the
execution of this Agreement, there have been
 no
changes in its financial
position as reflected in such financial
 statements
other than those occurring in the ordinary
course of business in
connection with fluctuations in value of its
investment portfolio, the purchase and
sale of securities, the issuance and
redemption of Acquired Fund shares and
the payment of normal operating expenses,
dividends and capital gains
distributions.
       	1.3	LIABILITIES TO BE DISCHARGED.
The Acquired Fund will discharge all of its
liabilities and
obligations prior to the Closing Date.
       	1.4	LIQUIDATION AND DISTRIBUTION.
On or as soon after the Closing Date as is
conveniently
practicable:  (a) the Acquired Fund will
distribute in complete liquidation of the
Acquired Fund, pro rata to its
shareholders of record, determined as of
the close of business on the Closing Date
(the "Acquired Fund
Shareholders"), all of the Acquiring
Fund Shares received by the Acquired Fund
pursuant to paragraph 1.1; and
(b) the Acquired Fund will thereupon
proceed to dissolve and terminate as
set forth in paragraph 1.8 below.  Such
distribution will be accomplished by
the transfer of the Acquiring Fund's
Class A Shares, Class B Shares and
 Class
C Shares, respectively, credited to
the account of the Acquired Fund on
the books of the Acquiring Fund to open
accounts on the share records of the
Acquiring Fund in the name of the
Acquired Fund Shareholders, and
representing the respective pro rata
number of Acquiring Fund Shares due such
shareholders.  All issued and
outstanding Acquired Fund Shares will
simultaneously be canceled on the books of
the Acquired Fund.  The
Acquiring Fund shall not issue certificates
representing Acquiring Fund Shares in
connection with such transfer.
After the Closing Date, the Acquired
Fund shall not conduct any business
except in connection with its termination.
       	1.5	OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will
be shown on the books of
the Acquiring Fund's transfer agent.
 Acquiring Fund Shares will be issued
simultaneously to the Acquired Fund, in
an amount equal in value to the
aggregate net asset value of the
Acquired Fund Shares, to be distributed
to Acquired
Fund Shareholders.
       	1.6	TRANSFER TAXES.
Any transfer taxes payable upon the issuance
 of Acquiring Fund Shares in
a name other than the registered holder of
the Acquired Fund shares on the books of the
Acquired Fund as of that
time shall, as a condition of such issuance
and transfer, be paid by the person to whom
such Acquiring Fund Shares
are to be issued and transferred.
       	1.7	REPORTING RESPONSIBILITY.
 Any reporting responsibility of the Acquired
Fund is and shall
remain the responsibility of the Acquired Fund.
       	1.8	TERMINATION.  The Acquired Fund
shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


	1.9	BOOKS AND RECORDS.  All books
and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the
Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable
following the Closing Date.
ARTICLE II

VALUATION
       	2.1	VALUATION OF ASSETS.
The value
of the Acquired Fund's assets to be acquired
 by
the
Acquiring Fund hereunder shall be the value
of
such assets at 4:00 p.m. Eastern time on the
Closing Date, using the
valuation procedures set forth in the MDT Trust's
Declaration of Trust and the Acquiring Fund's
 then
current
prospectus and statement of additional
information
or such other valuation procedures as
shall be
mutually agreed
upon by the parties.
       	2.2	VALUATION OF SHARES.
The net asset value per share of Acquiring
Fund
Shares shall be the
net asset value per share computed at the
closing on the Closing Date, using the
valuation
procedures set forth in the
MDT Trust's Declaration of Trust and the
Acquiring Fund's then current prospectus
and statement of additional
information, or such other valuation
procedures as shall be mutually agreed
upon by the parties.
       	2.3	SHARES TO BE ISSUED.
The number of each class of the Acquiring
Fund shares to be issued
(including fractional shares, if any) in
exchange for the Acquired Fund's assets,
shall be determined by
(a) multiplying the shares outstanding of
each class of the Acquired Fund Shares by
 (b)
the ratio computed by
(x) dividing the net asset value per share
 of such class of the Acquired Fund Shares
by
 (y) the net asset value per
share of the corresponding class of the
Acquiring Fund Shares determined in
accordance
with paragraph 2.2.
       	2.4	DETERMINATION OF VALUE.
All computations of value shall be made
 by
State Street Bank
and Trust Company, on behalf of the
Acquiring
Fund and the Acquired Fund.
ARTICLE III

CLOSING AND CLOSING DATE
       	3.1	CLOSING DATE.  The closing
shall occur on or about March 14, 2008, or
such other
 date(s) as
the parties may agree to in writing
 (the "Closing Date").
  All acts taking place at the closing
shall be deemed to take
place at 4:00 p.m. Eastern Time on the
Closing Date unless otherwise provided
 herein.  The closing shall be held at
the offices of Federated Services Company,
1001 Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or at such
other time and/or place as the parties
 may agree.
       	3.2	CUSTODIAN'S CERTIFICATE.
State Street Bank and Trust Company, as
custodian for the
Acquired Fund (the "Custodian"), shall
deliver at the Closing a certificate of
an authorized officer stating that:
(a) the Acquired Fund's portfolio
securities,
cash, and any other assets have been
delivered
in proper form to the
Acquiring Fund on the Closing Date; and
(b) all necessary taxes including all
applicable federal and state stock
transfer stamps, if any, shall have been
paid,
or provision for payment shall have been
 made,
in conjunction with the
delivery of portfolio securities by the
 Acquired
Fund.
       	3.3	EFFECT OF SUSPENSION IN
TRADING.
In the event that on the scheduled Closing
Date,
either:  (a) the NYSE or another primary
exchange
on which the portfolio securities of the
Acquiring
Fund or the
Acquired Fund are purchased or sold, shall
be
closed to trading or trading on such
exchange
shall be restricted; or
(b) trading or the reporting of trading
on the
NYSE or elsewhere shall be disrupted so
that
accurate appraisal of the
value of the net assets of the Acquiring
Fund
or the Acquired Fund is impracticable,
the
Closing Date shall be
postponed until the first business day
after
the day when trading is fully resumed
and
reporting is restored.
       	3.4	TRANSFER AGENT'S CERTIFICATE.
State Street Bank and Trust Company, as
transfer
 agent
for the Acquired Fund as of the Closing
Date,
shall deliver at the Closing a certificate of
 an authorized officer stating
that its records contain the names and
addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring
Fund shall issue and deliver, or cause State
Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Equity
Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
       	4.1	REPRESENTATIONS OF THE ACQUIRED
 FUND.
The Equity Trust, on behalf of the
Acquired Fund, represents and warrants to the
MDT Trust,
 as follows:
a)	The Equity Trust is a Massachusetts
business
trust duly organized, validly existing and
in good
standing
under the laws of the Commonwealth of
Massachusetts,
the Acquired Fund is a duly organized
portfolio of
the Equity Trust; and the Equity Trust
has the power
to carry on its business as it is now
being conducted
and to carry out this Agreement.
The Equity Trust
is registered as a management
 investment company
under the 1940 Act. The Acquired
Fund is a portfolio
of the Equity Trust.
b)	The current prospectus and
 statement of
 additional information of the Acquired
Fund conform in all
material respects to the applicable
requirements
of the Securities Act of 1933
(the "1933 Act") and the
1940 Act, and the rules and regulations
thereunder,
and do not include any untrue statement
of a material
fact or omit to state any material fact
required to
be stated or necessary to make the
statements therein, in
light of the circumstances under
which they were
made, not misleading.
c)	The Acquired Fund is not,
and the execution,
delivery, and performance of this
Agreement (subject to
shareholder approval) will not,
result in the
violation of any provision of the
Equity Trust's
Declaration of
Trust or By-Laws or of any material
agreement,
indenture, instrument, contract,
lease, or other
undertaking
to which the Acquired Fund is a
party or by which
it is bound.
d)	The Acquired Fund has no
material contracts
or other commitments (other than
this Agreement) that
will
be terminated with liability to it
before the Closing
Date, except for liabilities, if
any, to be discharged as
provided in paragraph 1.3 hereof.
e)	Except as otherwise disclosed
in writing to
and accepted by the Acquiring Fund,
or as otherwise
disclosed
in the Acquired Fund's current
registration statement,
no litigation, administrative
proceeding, or
investigation of or before any
court or governmental
body is presently pending or to
its knowledge
threatened against the Acquired
Fund or any of its
properties or assets, which, if
adversely determined,
would materially and adversely
affect its financial
 condition, the conduct of its
business, or the ability of
the Acquired Fund to carry out
the transactions
contemplated by this Agreement.
The Acquired Fund
knows of no facts that might form
the basis for
the institution of such proceedings
and is not a
party to or
subject to the provisions of any
order, decree,
or judgment of any court or
governmental body that
materially and adversely affects
its business or
its ability to consummate the
 transactions contemplated
herein.

f)	The audited financial
statements of the
Acquired Fund as of
October 31, 2006, and for
 the fiscal year then
ended have been prepared in
accordance with
generally accepted
accounting principles,
and such
statements (copies of which
 have been furnished
to the Acquiring Fund)
fairly reflect the financial
condition of the Acquired
 Fund as of such
date, and there are no
known contingent
liabilities of the
Acquired Fund as of such
date that are not
disclosed in such statements.
g)	The unaudited financial
statements
of the Acquired Fund as of
April 30, 2007,
and for the six months then
ended have been prepared in
accordance with
generally accepted accounting
principles,
(subject to absence
of footnotes and year-end adjustments)
 and
such statements (copies of which
have been
furnished to the
Acquiring Fund) fairly reflect
the financial
condition of the Acquired Fund
as of such date,
and there are no
known contingent liabilities
of the Acquired
 Fund as of such date that are
not disclosed
in such statements.
h)	Since the date of the financial
statements referred to in paragraph (g)
above, there have been no material
adverse changes in the Acquired Fund's
financial condition, assets, liabilities
or business (other than
changes occurring in the ordinary course
of business), or any incurrence by the
 Acquired Fund of
indebtedness maturing more than one year
from the date such indebtedness was incurred,
except as
otherwise disclosed to and accepted by the
Acquiring Fund.  For the purposes of this
paragraph (h), a
decline in the net asset value of the
Acquired
Fund shall not constitute a material adverse
change.
i)	All federal and other tax returns and
reports of the Acquired Fund required by law to
be filed prior to the
Closing Date, have been filed, and all federal
and other taxes shown due on such returns and
reports have
been paid, or provision shall have been made
for the payment thereof.  To the best of the
Acquired Fund's
knowledge, no such return is currently under
audit, and no assessment has been asserted
with respect to
such returns.
j)	All issued and outstanding shares of the
Acquired Fund are duly and validly issued and
outstanding, fully
paid and non-assessable by the Acquired
Fund.
All of the issued and outstanding shares
of the
Acquired
Fund will, at the time of the Closing
Date, be
held by the persons and in the amounts
set forth
in the records
of the Acquired Fund's transfer agent as
provided
in paragraph 3.4.  The Acquired Fund has
 no outstanding
options, warrants, or other rights to
subscribe for
or purchase any of the Acquired Fund
shares, and has no
outstanding securities convertible
into any of the
Acquired Fund shares.
k)	At the Closing Date, the
Acquired Fund will
have good and marketable title to
the Acquired Fund's
 assets
to be transferred to the Acquiring
Fund pursuant to
paragraph 1.2, and full right, power,
and authority to
sell, assign, transfer, and deliver
such assets
hereunder, free of any lien or other
encumbrance,
except those
liens or encumbrances to which the
Acquiring Fund
has received notice, and, upon delivery
and payment
for such assets, and the filing of any
articles,
certificates or other documents under
the laws of the
 state of
Massachusetts, the Acquiring Fund will
acquire good
 and marketable title, subject to no
restrictions on
the
full transfer of such assets, other
than such
restrictions as might arise under the
1933 Act, and
other than as
disclosed to and accepted by the
Acquiring Fund.
l)	The execution, delivery
 and performance of
this Agreement have been duly authorized
 by all
necessary
action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

m)	The information to be furnished by the Acquired
Fund for use in no-action letters, applications for
orders,
registration statements, proxy materials, and other
documents that may be necessary in connection with the
transactions contemplated herein shall be accurate
 and complete in all material respects and shall
comply in
all material respects with federal securities and
other laws and regulations.
n)	From the effective date of the Registration
Statement (as defined in paragraph 5.7), through the
 time of the
meeting of the Acquired Fund Shareholders and on the
Closing Date, any written information furnished by
the Equity Trust with respect to the Acquired Fund
for use in the Proxy Materials (as defined in
paragraph 5.7), or any other materials provided in
connection with the Reorganization, does not and will
not contain any untrue statement of a material fact
or omit to state a material fact required to be
stated or
necessary to make the statements, in light of the
circumstances under which such statements were made,
not misleading.
o)	The Acquired Fund has qualified and
elected to be treated as a "regulated investment
company" under the
Code (a "RIC"), as of and since its first
taxable year; and qualifies and will continue to
qualify as a RIC
under the Code for its taxable year ending
upon its liquidation.
p)	No governmental consents, approvals,
authorizations or filings are required under
the 1933 Act, the
Securities Exchange Act of 1934 (the "1934 Act"),
 the 1940 Act or Massachusetts law for the execution
of
this Agreement by the Equity Trust, for itself
and on behalf of the Acquired Fund, except for
the
effectiveness of the Registration Statement,
and the filing of any articles, certificates
or other documents
that may be required under Massachusetts law,
and except for such other consents, approvals,
authorizations and filings as have been made
or received, and such consents, approvals,
authorizations and
filings as may be required subsequent to the
Closing Date, it being understood, however,
 that this
Agreement and the transactions contemplated
herein must be approved by the shareholders
of the Acquired
Fund as described in paragraph 5.2.
       	4.2	REPRESENTATIONS OF THE
ACQUIRING FUND.  The MDT Trust, on behalf
of the
Acquiring Fund represents and warrants
to the Equity Trust, on behalf of the
Acquired Fund, as follows:
a)	The MDT Trust is a Massachusetts
business trust duly organized, validly
existing and in good standing
under the laws of The Commonwealth of
 Massachusetts; the Acquiring Fund is a
duly organized portfolio
of the MDT Trust; and the MDT Trust has
the power to carry on its business as it
 is now being conducted
and to carry out this Agreement. The MDT
Trust is registered as a management investment
company under
the 1940 Act.
b)	The current prospectus and statement
of additional information of the Acquiring Fund
 conform in all
material respects to the applicable requirements
of the 1933 Act and the 1940 Act and the rules and
regulations thereunder, and do not include any
untrue statement of a material fact or omit to
state any
material fact required to be stated or necessary
to make such statements therein, in light of the
circumstances under which they were made,
not misleading.
c)	The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement will not, result in a violation of the MDT Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to
which the Acquiring Fund is a party or
by which it is
bound.


d)	Except as otherwise disclosed in
writing to and accepted by the Acquired
Fund, or as otherwise disclosed in
the Acquiring Funds current registration
statement, no litigation, administrative
proceeding or investigation
of or before any court or governmental
 body is presently pending or to its
knowledge threatened against the
Acquiring Fund or any of its properties
or assets, which, if adversely determined,
 would materially and
adversely affect its financial condition,
the conduct of its business or the ability of
the Acquiring
 Fund to
carry out the transactions contemplated
by this Agreement.  The Acquiring Fund
knows of no facts that
might form the basis for the institution
of such proceedings and it is not a party
to or subject to the
provisions of any order, decree, or judgment
of any court or governmental body that materially
and
adversely affects its business or its ability
to consummate the transaction contemplated herein.
e)	All federal and other tax returns
and reports of the Acquiring Fund required
by law to be filed prior to the
Closing Date have been filed.  All federal
and other taxes shown due on such returns and
 reports
have been
paid or provision shall have been made for
their
payment.
  To the best of the Acquiring Fund's
 knowledge,
no such return is currently under audit, and no
assessment has been asserted with respect to such
returns.
f)	All issued and outstanding Acquiring Fund
Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The
Acquiring Fund has no outstanding options, warrants,
 or
other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

g)	The execution, delivery and performance
of this Agreement have been duly authorized by all
necessary
action on the part of the Acquiring Fund, and this
Agreement constitutes a valid and binding
obligation of
the Acquiring Fund, enforceable in accordance with
its terms, subject as to enforcement, to
bankruptcy,
insolvency, reorganization, moratorium, and other
laws relating to or affecting creditors'
rights and to
general equity principles.
h)	Acquiring Fund Shares to be issued and
delivered to the Acquired Fund for the account
of the Acquired
Fund Shareholders pursuant to the terms of this
Agreement will, at the Closing Date, have been
 duly
authorized.  When so issued and delivered, such
shares will be duly and validly issued
Acquiring Fund
Shares, and will be fully paid and non-assessable.
i)	The information to be furnished by the
Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall c omply in all material respects with federal securities and other laws and regulations.


j)	From the effective date of the
Registration Statement (as defined in
paragraph 5.7), through the time of the
meeting of the Acquired Fund Shareholders
and on the Closing Date, any written
nformation
furnished by
the Acquiring Fund for use in the Proxy
Materials (as defined in paragraph 5.7),
or any
other materials
provided in connection with the Reorganization,
does not and will not contain any untrue
statement
of a
material fact or omit to state a material fact
required to be stated or necessary to make the
statements, in
light of the circumstances under which such
statements were made, not misleading.
k)	The Acquiring Fund has qualified and
elected to be treated as a RIC under the Code
as of and since its first
taxable year; and qualifies and shall continue
to qualify as a RIC under the Code for its
current taxable
year.
l)	No governmental consents, approvals,
authorizations or filings are required under
the 1933 Act, the 1934
Act, the 1940 Act or Massachusetts law for
the execution of this Agreement by the
Acquiring Fund, or the
performance of the Agreement by the
Acquiring Fund, except for the effectiveness
of the Registration
Statement, and the filing of any articles,
certificates or other documents that may be
required under
Massachusetts law, and such other consents,
approvals, authorizations and filings as have
 been made or
received, and except for such consents,
approvals, authorizations and filings as may
be required subsequent
to the Closing Date.
m)	The Acquiring Fund agrees to use all
reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state
Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE
ACQUIRED FUND
       	5.1	OPERATION IN ORDINARY
COURSE.  Except to the extent required
to transition its portfolio
holdings in anticipation of the
Reorganization, the Acquiring Fund
and the Acquired Fund will each
operate its
respective business in the ordinary
course between the date of this
 Agreement and the Closing Date, it
 being
understood that such ordinary course
 of
 business will include customary
dividends and shareholder purchases and
redemptions.
       	5.2	APPROVAL OF SHAREHOLDERS.
The Equity Trust will call a special
meeting of the
Acquired Fund Shareholders to consider
and act upon this Agreement and to take
all other appropriate action
necessary to obtain approval of the
transactions contemplated herein.
       	5.3	INVESTMENT REPRESENTATION.
The Acquired Fund covenants that the
Acquiring
Fund
Shares to be issued pursuant to this
Agreement are not being acquired for
the
purpose of making any distribution,
other than in connection with the
Reorganization and in accordance
with the terms of this Agreement.
       	5.4	ADDITIONAL INFORMATION.
The Acquired Fund will assist the
Acquiring Fund in obtaining
such information as the Acquiring
Fund reasonably requests concerning
the beneficial ownership of the
Acquired
Fund's shares.
       	5.5	FURTHER ACTION.
Subject to the provisions of this
Agreement, the Acquiring Fund and the
Acquired Fund will each take or
cause to be taken, all action, and
do or cause to be done, all things
reasonably
necessary, proper or advisable to
consummate and make effective the
transactions contemplated by this
Agreement,
including any actions required to
be taken after the Closing Date.


	5.6	STATEMENT OF EARNINGS AND
PROFITS.  As promptly as practicable, but
in any case
within sixty days after the Closing Date,
the Acquired Fund shall furnish the
Acquiring
Fund, in such form as is
reasonably satisfactory to the Acquiring
Fund, a statement of the earnings and
profits of the Acquired Fund for
federal income tax purposes that will
be carried over by the Acquiring Fund
as a result of Section 381 of the Code,
and which will be certified by the
 Equity Trust's Treasurer.
       	5.7	PREPARATION OF
REGISTRATION STATEMENT AND SCHEDULE 14A
PROXY
STATEMENT.  The MDT Trust will
prepare and file with the Commission
a registration statement on Form N-14
relating to the Acquiring Fund
Shares to be issued to shareholders
of the Acquired Fund (the "Registration
Statement").  The Registration
Statement on Form N-14 shall
include a proxy statement and a
prospectus of the
Acquiring Fund relating to the
transaction contemplated by this
Agreement.  The Registration Statement
shall be in
compliance with the 1933 Act,
the 1934 Act and the 1940 Act, as
applicable.  Each party will provide
the other party
with the materials and information
 necessary to prepare the registration
statement on Form N-14 (the "Proxy
Materials"), for inclusion therein,
in connection with the meeting of
the Acquired Fund's Shareholders to consider
the approval of this Agreement and
the transactions contemplated herein.
       	5.8	On or before the
Closing Date, the Acquired Fund shall
have declared and paid a dividend or
dividends which, together with all
previous such dividends, shall have
the effect of distributing to its
shareholders all
of the Acquired Fund's investment
company taxable income (computed
 without regard to any deduction for
dividends paid), if any, plus the
 excess, if any, of its interest income
excludible from gross income under Section
103(a) of the Code over its
deductions disallowed under Sections
265 and 171(a)(2) of the Code for all
taxable
periods or years ending on or before
the Closing Date, and all of its net
capital gains realized (after reduction
 for any
capital loss carry forward), if any,
in all taxable periods or years ending
on or
before the Closing Date.
ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE
ACQUIRED FUND
       The obligations of the Acquired
Fund
to consummate the transactions provided
for
herein shall be subject,
at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring
Fund pursuant to this Agreement on or
before the Closing Date, and, in addition,
 subject to the following conditions:
       	All representations, covenants,
and warranties of the Acquiring Fund
contained in this Agreement shall be
true and correct in all material respects as of the date hereof and as of the Closing
 Date, with the same force and
effect as if made on and as of the Closing
 Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MDT Trust's President or Vice
President and its Treasurer
or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND
       The obligations of the Acquiring
Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the
 Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:



	All representations, covenants, and
warranties of the Acquired Fund contained in
 this Agreement shall be
true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.
 The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the
 Acquired Fund's name by the Equity Trust's
President
or Vice
President and the Treasurer or Assistant
Treasurer,
 in form and substance satisfactory to the Acquiring
Fund and
dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall
 reasonably
request.
       	The Acquired Fund shall have delivered
 to
the Acquiring Fund a statement of the Acquired
 Fund's
 assets
and liabilities, together with a list of the Acquired
 Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the
Treasurer of
the Trust.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
       If any of the conditions set forth below
do not exist on or before the Closing Date with
 respect to the
Acquired Fund or the Acquiring Fund, the other
party to this Agreement shall, at its option,
not be required to
consummate the transactions contemplated by
 this Agreement:
       	8.1	This Agreement and the transactions
 contemplated herein, with respect to the
Acquired Fund,
 shall
have been approved by the requisite vote of the
 holders of the outstanding shares of the
Acquired
Fund in
accordance with applicable law and the provisions
 of the Equity Trust's Declaration of Trust and
By-Laws.
Certified copies of the resolutions evidencing
such approval shall have been delivered to the
Acquiring Fund.
Notwithstanding anything herein to the contrary,
neither the Acquiring Fund nor the Acquired Fund
may waive the
conditions set forth in this paragraph 8.1.
       	8.2	On the Closing Date, the Commission
shall not have issued an unfavorable report under
Section 25(b) of the 1940 Act, or instituted any
 proceeding seeking to enjoin the consummation of the
 transactions
contemplated by this Agreement under Section 25(c)
 of the 1940 Act.  Furthermore, no action, suit or
other
proceeding shall be threatened or pending before
 any court or governmental agency in which it is
 sought to restrain
or prohibit, or obtain damages or other relief
in connection with this Agreement or the transactions
 contemplated
herein.
       	8.3	All required consents of other parties
 and all other consents, orders, and permits of federal,
state
and local regulatory authorities (including those of
the Commission and of State securities authorities,
including any
necessary "no-action" positions and exemptive orders
from such federal and state authorities) to permit
consummation of the transactions contemplated herein
 shall have been obtained, except where failure to
obtain any
such consent, order, or permit would not involve a
 risk of a material adverse effect on the assets or
 properties of the
Acquiring Fund or the Acquired Fund, provided that
either party hereto may waive any such conditions for
 itself.
       	8.4	The Registration Statement shall have
become effective under the 1933 Act, and no stop orders
suspending the effectiveness thereof shall have been
issued.  To the best knowledge of the parties to this
Agreement,
no investigation or proceeding for that purpose shall
have been instituted or be pending, threatened or
contemplated
under the 1933 Act.
       	8.5	The parties shall have received an
opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:


a)	The transfer of all of the Acquired Fund's
assets to the Acquiring Fund solely in exchange for
 the
Acquiring Fund Shares (followed by the distribution
of the Acquiring Fund Shares to the Acquired Fund
Shareholders in dissolution and liquidation of the
Acquired Fund) will constitute a "reorganization"
within
the meaning of Section 368(a) of the Code, and the
Acquiring Fund and the Acquired Fund will each be a
"party to a reorganization" within the meaning of
ection 368(b) of the Code.
b)	No gain or loss will be recognized by the
Acquiring Fund upon the receipt of the assets of the
Acquired
Fund solely in exchange for the Acquiring Fund
Shares.
c)	No gain or loss will be recognized by
the Acquired Fund upon the transfer of the
Acquired Fund's assets to
the Acquiring Fund solely in exchange for
Acquiring Fund Shares or upon the distribution
(whether actual
or constructive) of the Acquiring Fund
Shares to Acquired Fund Shareholders in
exchange for their
Acquired Fund Shares.
d)	No gain or loss will be recognized
by any Acquired Fund Shareholder upon the
exchange of its Acquired
Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the
 Acquiring Fund Shares received by each Acquired
 Fund Shareholder
pursuant to the Reorganization will be the
same as the aggregate tax basis of the Acquired
Fund Shares
held by it immediately prior to the Reorganization.
The holding period of Acquiring Fund Shares received
by each Acquired Fund Shareholder will include the
period during which the Acquired Fund Shares
exchanged therefor were held by such shareholder,
provided the Acquired Fund Shares are held as
 capital
assets at the time of the Reorganization.
f)	The tax basis of the Acquired Fund's
assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.
The holding period of
the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired
Fund.
Such opinion shall be based on customary assumptions and such representations Reed
Smith LLP may
reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.
The foregoing opinion may state that no
opinion is expressed as to the
effect of the Reorganization on the
Acquiring Fund, the Acquired Fund or
any Acquired Fund Shareholder
with respect to any asset as to which
unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year
(or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the
Acquired Fund may waive the conditions
 set forth in this paragraph 8.5.
ARTICLE IX

EXPENSES
       	Federated MDTA LLC, or its
affiliates will pay all expenses
associated with Acquiring Fund's and
Acquired Fund's participation in the
Reorganization, provided, however,
that Acquiring Fund shall bear expenses
associated with  registration of
 Acquiring Fund Shares under the 1933
 Act and the qualification of Acquiring Fund
Shares for sale in the various states.
Reorganization expenses include, without
 limitation:  (a) expenses associated
with the preparation and filing of the
 Proxy Materials; (b) postage; (c) printing;
(d) accounting fees; (e) legal fees
incurred by each Fund; (f) solicitation
costs of the transaction; and (g) other
related administrative or operational
costs.
ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
       	10.1	The MDT Trust, on behalf
of the Acquiring Fund, and the Equity
Trust, on behalf of the Acquired
Fund, agree that neither party has made
to the other party any representation,
warranty and/or covenant not set forth
herein, and that this Agreement constitutes
the entire agreement between the parties.
       	10.2	Except as specified in the
next sentence set forth in this paragraph
10.2, the representations,
warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection
with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing
Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI

TERMINATION
       	This Agreement may be terminated
by the mutual agreement of the MDT Trust
and the Equity Trust.  In
addition, either the Equity Trust or the
MDT Trust may at its option terminate this
Agreement at or before the
Closing Date due to:
a)	a breach by the other of any
representation, warranty, or agreement
contained herein to be performed at or
before the Closing Date, if not cured
within 30 days;
b)	a condition herein expressed to
be precedent to the obligations of the
terminating party that has not been
met and it reasonably appears that it
will not or cannot be met; or
c)	a determination by a party's
 Board of Trustees, as appropriate,
 that the consummation of the transactions contemplated herein is not in the best interest of the Equity Trust, or the Acquired Fund, the MDT Trust or the Acquiring Fund, respectively, and notice given to the other party hereto.
       	In the event of any such
termination, in the absence of
willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Equity Trust or the MDT Trust, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.
ARTICLE XII

AMENDMENTS
       	This Agreement may be amended,
modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Equity Trust and the MDT Trust as specifically authorized by their respective
Board of Trustees; provided, however,
that following the meeting of the Acquired
Fund Shareholders called by the
Acquired Fund pursuant to paragraph 5.2
of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT;
LIMITATION OF LIABILITY
       	The Article and paragraph headings
contained in this Agreement are for
reference purposes only and shall
not affect in any way the meaning or
interpretation of this Agreement.
       	This Agreement may be executed
in any number of counterparts, each of
which shall be deemed an
original.
       	This Agreement shall be governed
by and construed in accordance with the
laws of the Commonwealth of
Pennsylvania.
       	This Agreement shall bind and
inure to the benefit of the parties
hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or Equity Trust, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
       	The execution and delivery of
 this Agreement have been authorized
by the Trustees of both the MDT Trust
and the Equity Trust and signed by an
 authorized officer of the MDT Trust
and Equity Trust, acting as such, and
neither such authorization by any such
Trustee nor such execution and delivery
by such officer shall be deemed to
have been made by any of them
individually or to impose any
liability on any of them personally,
and the
obligations of this Agreement
are not binding upon any of the
Trustees or shareholders of the
Trust, but bind only
the appropriate property of the
Fund, or class thereof, as provided
 in the Agreement and Declaration of Trust.
       	IN WITNESS WHEREOF, the
parties have duly executed this
Agreement, all as of the date first written above.

FEDERATED MDT SERIES.
on behalf of its portfolio,
Federated MDT Small Cap Growth Fund


/s/ John W. McGonigle

John W. McGonigle, Secretary


FEDERATED EQUITY FUNDS
on behalf of its portfolio,
Federated Technology Fund

/s/ John W. McGonigle

John W. McGonigle, Secretary





Exhibit B

Management's Discussion of Fund
Performance of Technology Fund

The Federated Technology
Fund produced a total
return, based on net
 asset value, of 26.76% for
the fund's Class A Shares,
25.71% for the fund's Class
 B Shares and 25.71% for the
fund's Class
C Shares for the fiscal year
ended October 31, 2007. This
return slightly trailed the 27.98%
average return for the fund's
peers in the Lipper Science &
Technology Fund category 1 but was
significantly ahead of the 22.78%
return for the Merrill Lynch
Technology 100 Index (the "MLT
100") 2 during the reporting
period. The fund's total return
for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not
 reflected in the total return of the
MLT 100.
MARKET OVERVIEW
Technology stocks, as measured
 by the MLT 100, performed well
 through the reporting period,
despite periods of market and
sector volatility centered around
subprime mortgage issues, higher
oil prices and concerns with
respect to economic growth and
 inflation. Overall, the group
continued to report strong
earnings and solid fundamentals
with the sector's earnings growth
 rate
accelerating through the fund's
 fiscal year end, leading to
strong performance for the group
versus the S&P 500 Index 3
during the reporting period.
1 Lipper figures represent
the average of the total
returns reported by all the
mutual funds
designated by Lipper, Inc.
as falling into the category
indicated. They do not reflect sales
charges.
2 The Merrill Lynch Technology
100 Index is an equal dollar-weighted
index of 100 stocks
designed to measure the performance
of a cross section of large, actively
traded technology
stocks and American Depositary
receipts (ADRs). The index was
developed with a base value of
200 as of January 30, 1998.
Indexes are unmanaged and it is
not possible to invest directly in an
index.
3 The S&P 500 Index is an unmanaged
capitalization-weighted index of
500 stocks designed to
measure performance of the broad
 domestic economy through changes
in the aggregate market
value of 500 stocks representing
all major industries. It is not
possible to invest directly in an
index.
PERFORMANCE REVIEW
The fund's out performance versus
the MLT 100 was driven by strong security selection in
Software, as well as in Pharmaceuticals
and Biotech. The fund also had good
security selection
in Semiconductors, Communications
Equipment and Enterprise Hardware.
The fund's strong performance in
the Software industry was driven by
GameStop , Navteq ,
Activision , ANSYS , VMware and
Salesforce.com , and in the
Pharma/Biotech area by ISIS
Pharmacueticals , Shire Pharmaceuticals ,
Medimmune and Myriad Genetics.
Other stocks
that contributed to the fund's
performance included EMC , Apple ,
Research In Motion ,
Google and Garmin .
The fund's positions in the
Internet and IT Service industries
negatively affected its performance
during the reporting period,
driven by underperformance by Global
Payments and an
underweighting by the fund in
 Amazon.com.
Fund management continued to
focus on enterprise IT spending
versus consumer technology
during the reporting period.
During the reporting period the
fund increased its overweight in
Software, and moved to a slight
overweight position in IT Services.
The fund maintained its
weighting in the Pharma/ Biotech,
Internet and System Hardware industries.
Fund weightings in
both the Semiconductor and Communications
Equipment areas were reduced in the
reporting
period.
With respect to enterprise-related
technology
 spending, the fund continued to have
overweight
exposure to faster growth areas such as
Storage and Software during the reporting period;
 in
Storage through investments in EMC and
CommVault and in Software through investments
 in
ANSYS , Adobe , Oracle and Salesforce.com .
The Communications Equipment area continues to be a large focus for the fund due to the build-out of 3G (a wireless data service),
 IMS (Internet
Protocol Multimedia Subsystem) and IPTV
(internet television service), which is
underway,
although at a slower pace than initially anticipated. With respect to enterprise services, the fund continued to focus on the outsourcing theme with two large holdings during the reporting period:
PayChex (a large payroll and HR outsourcer focused on the SMB market); and Cognizant
Technology (a leading provider of offshore
 application maintenance and development
services
in India). Finally, the fund continued to invest in the high growth Biotech and Life
Sciences area
through companies such as Cephalon and
Shire PLC .
The securities that most positively impacted
 the fund included EMC Corp. (average 2.7% of net assets), a leading provider of storage-related solutions that gained 107% over the reporting period; Apple Compute r (1.8% of net assets), a leading developer of consumer-oriented computing devices that gained 134% during the reporting period; Research In Motion (1.3% of net assets), a developer of enterprise and consumer "Blackberry" communications devices that
was up 218% during the reporting period;
Google (2.9% of net assets), the leading
Internet
search and advertising firm that was up
over 48% during the reported period; Garmin
(1.2% of
net assets), a leading provider of Personal
 Navigation Devices that was up over 94% over the holding period; Navteq (1.2% of net assets), a leading creator of mapping software for navigation devices that was up 117% over the reporting period; and Nokia (2.0% of net assets), the leading global provider of wireless handsets that was up 103% during the reporting period.
The securities that most negatively impacted
 the fund during the reporting period included
Network Appliance (1.3% of net assets) a storage solutions provider that lost 31% over the reporting period; Take-Two Interactive
(0.2% of net assets) a creator of video game software that lost 37% during the reporting period;
and BEA Systems (0.8% of net assets) a provider of infrastructure software that lost 19% over the reporting period.


GROWTH OF A $10,000 INVESTMENT - CLASS A
SHARES
The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology
Fund (Class A Shares) (the "Fund") from
September 21, 1999 (start of performance) to October
31, 2007, compared to the NASDAQ Composite
Index (NCI), 2 Merrill Lynch Technology 100
Index (MLT 100) 2 and the Lipper Science &
 Technology Funds Average (LSTFA). 2
Average Annual Total Returns 3 for the
Period Ended 10/31/2007





1 Year

19.83

%

5 Years

14.77

%

Start of Performance (9/21/1999)

(4.93

)%


The graphic presentation displayed here
consists of a line graph.  The corresponding
components
of the line graph are listed underneath.
The Technology Fund (Class A Shares) is represented
by a solid line.  The NCI is represented by a
dotted line.  The LSFTA is represented by a line
consisting of 2 dashes and a dot.  The MLT
100 is represented by a line consisting of
dot dash
dot.   The line graph is a visual
representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, the NCI, the LSFTA and the MLT100. The "x" axis reflects computation periods from
September 21, 1999 to October 31, 2007.
 The "y" axis
reflects the cost of the investment.
The right margin reflects the ending
value of the hypothetical
investment in the Fund as compared to
the NCI, LSTFA and MLT100.  The ending
values were
$6,638, $9,379, $10,321 and $10,559
respectively.

Performance data quoted represents past
performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the
redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.
1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT
100 have been adjusted to reflect reinvestment
 of all dividends on securities in the indexes.
2 The NCI is an unmanaged index that measures
 all Nasdaq domestic and non-U.S.-based
common stocks listed on the Nasdaq Stock
Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The
Index was developed with a base value of 200 as of
January 30, 1998. The NCI and MLT 100
are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange
Commission (SEC) requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc.
 as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are
unmanaged and,
unlike the Fund, are not affected by
cashflows. It is not possible to invest
in an index or an
average.
3 Total returns quoted reflect all
applicable sales charges.
GROWTH OF A $10,000 INVESTMENT -
CLASS B SHARES
The graph below illustrates the
hypothetical investment of $10,000 1
in Federated Technology
Fund (Class B Shares) (the "Fund")
from September 21, 1999 (start of performance) to October
31, 2007, compared to the NASDAQ
Composite Index (NCI), 2 Merrill Lynch
Technology 100
Index (MLT 100) 2 and the Lipper Science &
Technology Funds Average (LSTFA). 2
Average Annual Total Returns 3 for the Period
 Ended 10/31/2007





1 Year

20.21

%

5 Years

14.99

%

Start of Performance (9/21/1999)

(4.98

)%


The graphic presentation displayed
here consists of a line graph.
The corresponding components
of the line graph are listed underneath.
 The Technology Fund (Class B Shares) is
 represented by
a solid line.  The NCI is represented by
a dotted line.  The LSFTA is represented
by a line
consisting of 2 dashes and a dot.
The MLT 100 is represented by a line
consisting of dot dash
dot.   The line graph is a visual
 representation of a comparison of
 change in value of $10,000
hypothetical investment in the Fund,
the NCI, the LSFTA and the MLT100.
The "x" axis
reflects computation periods from
September 21, 1999 to October 31, 2007.
 The "y" axis
reflects the cost of the investmen
t.  The right margin reflects the
ending value of the hypothetical
investment in the Fund as compared
to the NCI, LSTFA and MLT100.  The
ending values were
$6,610, $9,379, $10,321 and $10,559
respectively.


Performance data quoted represents
past performance which is no guarantee
of future
results. Investment return and
principal value will fluctuate
so that an investor's shares,
when redeemed, may be worth more
or less than their original cost.
 Mutual fund
performance changes over time and
current performance may be lower
or higher than
what is stated. For current to the
 most recent month-end performance
and after-tax
returns, visit FederatedInvestors.com
or call 1-800-341-7400. Returns shown
do not reflect
the deduction of taxes that a shareholder
 would pay on Fund distributions or the
redemption of Fund shares. Mutual funds
 are not obligations of or guaranteed
by any bank
and are not federally insured. Total
 returns shown include the maximum
contingent
deferred sales charge of 5.50%, as
applicable.
1 Represents a hypothetical investment
 of $10,000 in the Fund. The maximum
contingent
deferred sales charge is 5.50% on any
redemption less than one year from the
purchase date.
The Fund's performance assumes the
reinvestment of all dividends and
distributions. The NCI
and the MLT 100 have been adjusted to
reflect reinvestment of all dividends
on securities in the
indexes.
2 The NCI is an unmanaged index that
measures all Nasdaq domestic and
non-U.S.-based
common stocks listed on the Nasdaq Stock
Market. The MLT 100 is an
equal-dollar-weighted
index of 100 stocks designed to measure
 the performance of a cross section of large, actively
traded technology stocks and ADRs. The Index
 was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not
 adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper,
Inc. as falling into the category, and is not
 adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.
3 Total returns quoted reflect all applicable contingent deferred sales charges.
GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES
The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology
Fund (Class C Shares) (the "Fund") from
September 21, 1999 (start of performance) to October
31, 2007, compared to the NASDAQ Composite
 Index (NCI), 2 Merrill Lynch Technology 100
Index (MLT 100) 2 and the Lipper Science &
Technology Funds Average (LSTFA). 2
Average Annual Total Returns 3 for the
Period Ended 10/31/2007





1 Year

24.71

%

5 Years

15.22

%

Start of Performance (9/21/1999)

(4.97

)%


The graphic presentation displayed
here consists of a line graph.
The corresponding components
of the line graph are listed
underneath.   The Technology
Fund (Class C Shares) is represented by
a solid line.  The NCI is
represented by a dotted line.
The LSFTA is represented by a line
consisting of 2 dashes and a dot.
 The MLT 100 is represented by a
line consisting of dot dash
dot.   The line graph is a visual
representation of a comparison of
change in value of $10,000
hypothetical investment in the Fund,
the NCI, the LSFTA and the MLT100.
 The "x" axis
reflects computation periods from
September 21, 1999 to October 31,
2007.  The "y" axis
reflects the cost of the investment.
The right margin reflects the ending
value of the hypothetical
investment in the Fund as compared to
the NCI, LSTFA and MLT100.  The ending
 values were
$6,612, $9,379, $10,321 and $10,559
respectively.
Performance data quoted represents
past performance which is no guarantee
of future
results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do
not reflect
the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.
1 Represents a hypothetical investment
 of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date.
The Fund's performance assumes the
reinvestment of all dividends and
distributions.
The NCI
and the MLT 100 have been adjusted to
reflect reinvestment of all dividends on securities in the indexes.
2 The NCI is an unmanaged index that
 measures all Nasdaq domestic and
non-U.S.-based
common stocks listed on the Nasdaq
Stock Market. The MLT 100 is an
equal-dollar-weighted
index of 100 stocks designed to
measure the performance of a cross
section of large, actively
traded technology stocks and ADRs.
The Index was developed with a
base value of 200 as of
January 30, 1998. The NCI and MLT
 100 are not adjusted to reflect
sales charges, expenses or
other fees that the SEC requires
 to be reflected in the Fund's
performance. The LSTFA
represents the average of the total
returns reported by all mutual funds
designated by Lipper,
Inc. as falling into the category,
and is not adjusted to reflect any
sales charges. However, these
total returns are reported net of
expenses or other fees that the
SEC requires to be reflected in a
fund's performance. The indexes
are unmanaged and, unlike the
Fund, are not affected by
cashflows. It is not possible to
 invest in an index or an average.
3 Total returns quoted reflect
all applicable contingent deferred
sales charges.
Performance data quoted represents
past performance which is no guarantee
of future results.
Investment return and principal
value will fluctuate so that an
investor's shares, when redeemed,
may be worth more or less than
their original cost. Mutual fund
performance changes over time
and current performance may be
lower or higher than what is
stated. For current to the most
recent month-end performance and
after-tax returns, visit
 FederatedInvestors.com or call 1-800-
341-7400.







MANAGEMENT'S DISCUSSION OF FUND
PERFORMANCE OF MDT FUND


Management's Discussion of Fund
Performance
The fund's total return for the
fiscal year ended July 31, 2007
was 22.29% for Class A Shares,
and 21.39% for Class C Shares.1
The total return of the Russell
2000(r) Growth Index was 16.83%
for the same period.2 The fund's
 total return for the fiscal year
reflected actual cash flows,
transaction costs and other
expenses which were not reflected
in the total return of the Russell
2000(r) Growth Index. The total
return of the Lipper Small-Cap
 Growth Funds Index was 19.51%
for the same period.3
MARKET OVERVIEW
Over the twelve month reporting
period ended July 31, 2007, domestic
equity markets enjoyed a
positive, if somewhat rocky,
performance highlighted by a sudden
 decline in late February and
another decline as the reporting
period ended in July. The Russell
3000(r) Index, which represents
the performance of the 3000 largest
 U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the
Russell Midcap(r) Index4, which exceeded the 15.48% and 12.12% results for the Russell Top
200(r) Index5 and the Russell 2000(r)
 Index,6 respectively. Growth stocks
outperformed value
stocks by a wide margin during the year
 with the Russell 3000(r) Growth Index7
returning 19.24%
as compared to 12.97% for the Russell
 3000(r) Value Index.8
1 The fund is the successor to MDT
Small Cap Growth Fund pursuant to
a reorganization that
took place on December 8, 2006.
Prior to that date, the fund had no
investment operations.
Accordingly, the performance information provided is historical information of
 MDT Small Cap
Growth Fund. Small company stocks may
 be less liquid and subject to greater
 price volatility
than large capitalization stocks.
2 The Russell 2000(r) Growth Index
measures the performance of those
Russell 2000 companies
with higher price-to-book ratios
and higher forecasted growth values.
The index is unmanaged
and investments can not be made
directly in an index.
3 The Lipper Small-Cap Growth Funds
Index is an average of funds that,
by portfolio practice,
invest at least 75% of their equity
assets in companies with market
capitalizations (on a three-
year weighted basis) less than 250%
of the dollar-weighted median of the
smallest 500 of the
middle 1,000 securities of the S&P
SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap
600 Index.
4 The Russell Midcap(r) Index
measures the
performance of the 800 smallest
companies in the
Russell 1000(r) Index, which
represent
approximately 31% of the total
market
capitalization of
the Russell 1000(r) Index.
The index is
unmanaged and investments
can not be made
directly in an
index.
5 Russell Top 200(r) Index measures the
performance of the 200 largest companies in the Russell
1000(r) Index, which represents
approximately 69% of the total market
capitalization of the
Russell 1000(r) Index. The index is
unmanaged and investments can not be
made directly in an
index.
6 The Russell 2000(r) Index measures the performance of the 2,000 smallest companies in the
Russell 3000(r) Index, which represents
approximately 10% of the total market
capitalization
 of
the Russell 3000(r) Index. The index is
unmanaged and investments can not be made directly in an index.
7 The Russell 3000(r) Growth Index measures the performance of those Russell 3000(r) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the
 Russell 1000(r) Growth or the Russell 2000(r)
Growth
indexes. The index is unmanaged and
investments can not be made directly in an
 index.
8 The Russell 3000(r) Value Index measures the performance of those Russell 3000(r)
Index
companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(r) Value or the Russell 2000(r)
Value
indexes. The index is unmanaged and
investments can not be made directly
in an index.
Performance data quoted represents
past performance which is no guarantee
 of future
results. Investment return and
principal value will fluctuate so that
an investor's shares,
when redeemed, may be worth more
or less than their original cost.
Mutual fund
performance changes over time and
current performance may be lower
or higher than
what is stated. For current to the
most recent month-end performance and
after-tax
returns, visit FederatedInvestors.com
or call 1-800-341-7400.
The best performing sectors during the
reporting period in the Russell 3000(r)
Index were
Materials (up 35.67%), Telecommunication
 Services (up 30.35%) and Information
Technology
(up 29.43%). Underperforming sectors
included Financials (up just 2.11%,
negatively influenced
by a disruption in credit markets late
in the reporting period), Health Care
 (up 8.23%) and
Consumer Staples (up 11.12%).
FUND PERFORMANCE
The most positive contributor to the
fund's performance relative
to the Russell 2000(r)
 Growth
Index was its stock selection in the
Industrials, Consumer Discretionary,
Financials, and Health
Care sectors. Additionally, the fund's
underweight in the Financial Services
sector contributed
positively to relative performance.
 The fund's performance was negatively
impacted by its stock
selection in the Consumer Staples
sector. The fund's stock selection
and underweight in the
Information Technology sector also
detracted from relative performance.
Individual stocks contributing to
the fund's out performance relative
to the Russell 2000(r)
Growth Index included: Crocs Inc.,
Chaparral Steel Co., Manitowoc Inc.,
Priceline.com Inc.,
and Wellcare Group Inc.
Individual stocks detracting from the
fund's performance relative to the
Russell 2000(r) Growth
Index included: Hansen National Corp.,
Aquantive Inc., EGL Inc., Daktronics Inc.,
 and
Logitech International.
GROWTH OF A $10,000 INVESTMENT --
CLASS A SHARES
The graph below illustrates the
hypothetical investment of $10,0001
 in the Federated MDT Small
Cap Growth Fund (Class A Shares)
(the "Fund") from September 15, 2005
(start of
performance) to July 31, 2007,
compared to the Russell 2000(r)
Growth Index2 and the Lipper
Small-Cap Growth Funds Index.3

The graphic presentation displayed here c
onsists of a line graph.
The corresponding
 components
of the line graph are listed underneath.
 The MDT Fund (Class A Shares) is represented
 by a
solid line.  The Russell 2000(r)
Growth
Index represented by a dotted line.  The
Lipper Small-Cap
Growth Funds Index is represented by a
dashed line.  T   The line graph is a visual
representation
of a comparison of change in value of
$10,000 hypothetical investment in the Fund,
 Russell
2000(r) Growth Index and the Lipper
Small-Cap Growth Funds Index.  The "x"
axis reflects
computation periods from September 15, 2005 to July 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the
Fund as compared to the Russell 2000(r)
Growth Index and the Lipper Small-Cap Growth
Funds
Index.  The ending values were $12,240,
 $12,011, and $12,067 respectively.

Average Annual Total Returns for the Period
Ended 7/31/2007



1 Year

15.52%

Start of Performance (9/15/2005)

11.37%


Performance data quoted
represents past performance
 which is no guarantee of
future
results. Investment return
 and principal value will
fluctuate so that an investor's
 shares,
when redeemed, may be worth
more or less than their original cost.
Mutual fund
performance changes over time and
current performance may be lower or
higher than
what is stated. For current to the
most recent month-end performance
and after-tax
returns, visit FederatedInvestors.com
or call 1-800-341-7400. Returns shown
do not reflect
the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of
5.50%.
1 Represents a hypothetical investment
of $10,000 in the Fund after deducting
the
maximum
sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund's
performance assumes the reinvestment of
all dividends and distributions. The
Russell 2000(r)
Growth Index and the Lipper Small-Cap
 Growth Funds Index have been adjusted
to reflect
reinvestment of dividends on securities
in the indexes.
2 The Russell 2000(r) Growth Index is
not adjusted to reflect sales charges,
expenses, or other
fees that the Securities and Exchange
Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services,
Inc. as falling into the respective
categories
 indicated.
Lipper figures do not reflect sales charges.
GROWTH OF A $10,000 INVESTMENT --
CLASS C SHARES
The graph below illustrates the
hypothetical
investment of $10,0001 in the
 Federated MDT
Small
Cap Growth Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000(r)
 Growth Index2 and the Lipper Small-Cap
Growth Funds Index.3

The graphic presentation displayed here
consists of a line graph. The corresponding components of the line graph are listed underneath.
The MDT Fund (Class C Shares) is represented
 by a
solid line.  The Russell 2000(r) Growth
 Index represented by a dotted line.  The
Lipper Small-Cap
Growth Funds Index is represented by a
dashed line. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, Russell
2000(r)
Growth Index and the Lipper Small-Cap Growth
Funds Index. The "x" axis reflects computation periods from September 15, 2005 to July 31, 2007.
The "y" axis reflects the cost of the
investment.  The right margin reflects the ending
 value of the hypothetical investment in the Fund as compared to the Russell 2000(r) Growth
Index and the Lipper Small-Cap Growth Funds
Index. The ending values were $12,770, $12,011, and $12,067 respectively.

Average Annual Total Returns for the Period
 Ended 7/31/2007



1 Year

20.39%

Start of Performance (9/15/2005)

13.92%

Performance data quoted represents past
performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares,
when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank
and are not federally insured. Total
returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.
1 Represents a hypothetical investment
of $10,000 in the Fund. The maximum CDSC is 1.00% on
any redemption less than one year from
the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000(r)
Growth Index and the Lipper
Small-Cap Growth Funds Index have
been adjusted to reflect reinvestment
of dividends on
securities in the indexes.
2 The Russell 2000(r) Growth Index
is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows.
It is not possible to invest directly in an index.
3 Lipper figures represent the average of the
 total returns reported by all of the mutual funds designated by Lipper Analytical
Services, Inc.
as falling into the respective
categories indicated.
Lipper figures do not reflect
sales charges.


0



	- 0 -
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	- 0 -


	- 0 -

	-A-0-
	- 0 -
	- 0 -


	- 0 -
	- 7 -
	- 0 -
Current as of:  8/18/94